================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.       )

Filed by the Registrant                     [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    POTASH CORPORATION OF SASKATCHEWAN INC.

                (Name of Registrant as specified in its Charter)

                        ________________________________
    (Name of Person(s) filing Proxy Statement, if Other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X]  No fee required.
    [ ]  Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:
     _____________________________________________________________________

2.   Aggregate number of securities to which transaction applies:
     _____________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
     _____________________________________________________________________

4.   Proposed maximum aggregate value of transaction:
     _____________________________________________________________________

5.   Total fee paid:
     _____________________________________________________________________

    [ ]  Fee paid previously with preliminary materials.
    [ ]  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
    ______________________________________________________________________

(2) Form, Schedule or Registration Statement No.:
    ______________________________________________________________________

(3) Filing Party:
    ______________________________________________________________________

(4) Date Filed:
    ______________________________________________________________________

================================================================================

C. E. CHILDERS
CHAIRMAN & CHIEF EXECUTIVE OFFICER             [POTASH CORPORATION OF SASKATCHEWAN INC. LOGO]

March 26, 1998

Dear Shareholder:

     I am pleased to invite you to attend the Annual and Special Meeting of shareholders of Potash Corporation of Saskatchewan Inc. which will be held on Thursday, May 7, 1998 at 10:30 a.m. (local time) at the Ramada Hotel, 1st Avenue and 22nd Street, Saskatoon, Saskatchewan, Canada. I hope that you are able to attend the meeting.

     The Notice of Annual and Special Meeting and Board of Directors Proxy Circular covering the formal business of the meeting and the related proxy are enclosed.

     If you are unable to attend this year's meeting, please carefully consider the enclosed material and then complete and return your proxy in the envelope provided. A prompt response will ensure your vote is counted.

                                          Sincerely,

                                          /s/ C. E. Childers
                                          C. E. CHILDERS

  PCS TOWER, SUITE 500, 122 - 1ST AVENUE SOUTH, SASKATOON, SASKATCHEWAN S7K 7G3

                 [POTASH CORPORATION OF SASKATCHEWAN INC. LOGO]

                    POTASH CORPORATION OF SASKATCHEWAN INC.
              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of shareholders of Potash Corporation of Saskatchewan Inc. (the "Corporation"), a Saskatchewan corporation, will be held on Thursday, May 7, 1998 at 10:30 a.m. (local time) at the Ramada Hotel, 1st Avenue and 22nd Street, Saskatoon, Saskatchewan, Canada for the following purposes:

1. to receive the financial statements of the Corporation for the year ended December 31, 1997 and the report of the auditors thereon;

2.   to elect directors;

3.   to appoint auditors for the Corporation;

4. to consider and, if thought advisable by the shareholders, to pass a resolution confirming the adoption of the amended and restated Shareholder Rights Agreement entered into by the Corporation, the full text of which resolution and agreement are set out in Schedule A and Schedule B, respectively, to the accompanying proxy circular;

5. to consider and, if thought advisable by the shareholders, to pass a resolution amending and confirming the Corporation's Stock Option Plan - Officers and Key Employees, the full text of which resolution and plan are set out in Schedule C and Schedule D, respectively, to the accompanying proxy circular; and

6. to transact such other business as may properly come before the meeting or any adjournments thereof.

     DATED at Saskatoon, Saskatchewan this 26th day of March, 1998.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ John L.M. Hampton
                                          JOHN L.M. HAMPTON
                                          Secretary

Shareholders who are unable to attend in person are requested to date, sign and return, as soon as possible and in the envelope enclosed for that purpose, the enclosed form of proxy.

                 [POTASH CORPORATION OF SASKATCHEWAN INC. LOGO]

                    POTASH CORPORATION OF SASKATCHEWAN INC.
                       BOARD OF DIRECTORS PROXY CIRCULAR
                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            SOLICITATION OF PROXIES

     THIS PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD") OF POTASH CORPORATION OF SASKATCHEWAN INC. (THE "CORPORATION"), A SASKATCHEWAN CORPORATION, AND CONSTITUTES A SOLICITATION BY OR ON BEHALF OF THE MANAGEMENT OF THE CORPORATION UNDER THE BUSINESS CORPORATIONS ACT (SASKATCHEWAN), FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION (THE "MEETING") TO BE HELD ON MAY 7, 1998 AND ANY ADJOURNMENTS THEREOF. All costs of solicitation will be borne by the Corporation. In addition to the mail, proxies may be solicited by telephone or in person by employees of the Corporation who will receive no additional compensation for such services. The Corporation has retained The Proxy Solicitation Company Ltd. to assist in the solicitation of proxies in Canada and Kissel-Blake Inc. to assist in the solicitation of proxies in the United States for total estimated fees of $19,000. In addition, the Corporation will reimburse brokers, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common shares of the Corporation (the "Shares") held by such persons.

     A shareholder who has given a proxy may revoke it at any time before it is exercised by attending the Meeting and voting in person or by replacing it with a duly executed proxy bearing a later date. In addition to revocation in either such manner, a shareholder giving a proxy may revoke the proxy by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered and principal executive office of the Corporation, Suite 500, 122 - 1st Avenue South, Saskatoon, Saskatchewan, Canada, S7K 7G3, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof.

     This proxy circular and the accompanying Notice of Annual and Special Meeting and proxy will first be sent or given to shareholders on or about March 26, 1998.

     Except as otherwise stated, the information contained herein is given as of February 28, 1998.

     Unless otherwise specified, all dollar amounts are expressed in United States dollars.

                                 VOTING SHARES

     There are 54,152,928 Shares of the Corporation outstanding as of March 19, 1998, each Share carrying the right to one vote.

     Each shareholder of record at the close of business on March 19, 1998 is entitled to vote at the Meeting the Shares registered in his name on that date except to the extent that he has transferred any of those Shares and the transferee has both established the transferee's ownership of the transferred Shares and demanded, not later than 10 days prior to the Meeting, that the Corporation recognize the transferee as the person entitled to vote the transferred Shares at the Meeting.

     The quorum for any meeting of shareholders is one or more persons present and holding or representing by proxy not less than 5% of the total number of outstanding Shares.

            OWNERSHIP OF SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of February 28, 1998, with respect to the beneficial ownership of Shares held by the executive officers of the Corporation named in the Summary Compensation Table herein and by all directors and executive officers of the Corporation.

======================================================================================
                                                             AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP
NAME                                                              (1)(2)(3)
--------------------------------------------------------------------------------------
  Charles E. Childers                                              151,055
--------------------------------------------------------------------------------------
  William J. Doyle                                                 108,641
--------------------------------------------------------------------------------------
  Thomas J. Wright                                                       0
--------------------------------------------------------------------------------------
  Gary E. Carlson                                                    5,858
--------------------------------------------------------------------------------------
  John Gugulyn                                                      59,001
--------------------------------------------------------------------------------------
  All directors and executive officers as a group, including
     the above-named persons (25 persons)                          621,483
======================================================================================

(1) The number of Shares beneficially owned is reported on the basis of regulations of the Securities and Exchange Commission, and includes Shares that the individual has the right to acquire at any time within 60 days after February 28, 1998 and Shares directly or indirectly held by the individual or by certain family members over which the individual has sole or shared voting or investment power.
(2) Each of the directors and executive officers of the Corporation owned less than 1% of the Shares issued and outstanding as at February 28, 1998. The directors and executive officers of the Corporation as a group beneficially owned approximately 1.2% of the Shares issued and outstanding as at February 28, 1998.
(3) Includes Shares purchasable within 60 days after February 28, 1998 through the exercise of options granted by the Corporation, as follows: Mr. Childers 150,000 Shares; Mr. Doyle 98,500 Shares; Mr. Gugulyn 58,750 Shares; and directors and executive officers as a group, including the foregoing, 582,500 Shares.

                             ELECTION OF DIRECTORS

     The articles of the Corporation provide that the Board shall consist of a minimum of 6 directors and a maximum of 20, with the actual number to be determined from time to time by the Board. The Board has determined that at the present time there will be 15 directors.

     Proxies solicited hereby will be voted for the following proposed nominees (or for substitute nominees in the event of contingencies not known at present) who will, subject to the bylaws of the Corporation and applicable corporate law, serve to hold office until the next annual meeting of shareholders or until their successors are elected or appointed in accordance with the bylaws or applicable corporate law. The affirmative vote of a plurality of the Shares present in person or by proxy at the Meeting and voted in respect of the election of directors is required to elect directors.

     The following table states the names and ages of all the persons to be nominated for election as directors, all other positions and offices with the Corporation now held by them, their present principal occupation or employment, the period during which present directors of the Corporation have served as directors, and the number of Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, by each of them.

                                                                                  NUMBER OF SHARES
NAME AND PRINCIPAL OCCUPATION                           AGE   DIRECTOR SINCE   BENEFICIALLY OWNED (13)
-----------------------------                           ---   --------------   -----------------------
ISABEL ANDERSON (1)...................................  58         1989                 18,333
President and Chief Executive Officer,
A&L Information Brokers (consulting company)

DOUGLAS J. BOURNE (4)(5)..............................  74         1990                  3,900
Retired, former Chairman and Chief Executive Officer,
Battle Mountain Gold Company (gold mining company)

CHARLES E. CHILDERS (1)(6)............................  65         1989                151,055
Chairman, President and Chief Executive Officer
of the Corporation

DENIS J. COTE (1)(3)(7)...............................  66         1989                 14,685
Retired, former Chairman and Chief Executive Officer
of the UMA Group Limited (consulting engineers)

WILLIAM J. DOYLE......................................  47         1989                108,641
President, PCS Sales (marketing subsidiaries of the
Corporation)

HONOURABLE WILLARD Z. ESTEY, Q.C.(2)(8)...............  78         1990                 19,200
Retired, former Justice of the Supreme Court of Canada

DALLAS HOWE (2).......................................  53         1991                 11,500
President and Chief Executive Officer,
Advanced Data Systems Limited and
BDM Information Systems Group of Companies
(international computer systems suppliers)

JAMES F. LARDNER (1)..................................  73         1989                 10,900
Retired, former Vice-President,
Deere & Company (agricultural equipment manufacturer)

DONALD E. PHILLIPS (3)(9).............................  65         1991                  4,500
Retired, former President and Chief Executive Officer,
Pitman-Moore, Inc. (animal feed and health products
producer and marketer)

                                                                                  NUMBER OF SHARES
NAME AND PRINCIPAL OCCUPATION                           AGE   DIRECTOR SINCE   BENEFICIALLY OWNED (13)
-----------------------------                           ---   --------------   -----------------------
PAUL J. SCHOENHALS (4)................................  56         1992                  3,600
President, Petroleum Industry Training Service

DARYL K. SEAMAN (3)(10)...............................  75         1989                  1,000
Chairman and President, Dox Investments Inc. (private
holding company); former Chairman and Chief Executive
Officer, Bow Valley Industries Ltd. (oil company)

E. ROBERT STROMBERG, Q.C. (1).........................  56         1991                 11,166
Partner, Robertson Stromberg (law firm)

JACK G. VICQ (2)......................................  58         1989                 12,093
Professor of Accounting, Associate Dean,
College of Commerce, University of Saskatchewan

BARRIE A. WIGMORE (3)(11).............................  56         1989                  6,500
Limited Partner, The Goldman Sachs Group, L.P.
(investment banking firm)

PAUL S. WISE (4)(12)..................................  77         1989                 12,665
Retired, former President and Chief Executive Officer,
Alliance of American Insurers

---------------

 (1) Member of the Executive Committee.
 (2) Member of the Audit Committee.
 (3) Member of the Compensation Committee.
 (4) Member of the Environmental Affairs Committee.
 (5) Douglas J. Bourne is also a director of Battle Mountain Gold Company.
 (6) Charles E. Childers is also a director of Battle Mountain Gold Company.
 (7) Denis J. Cote is also a director of Startech Energy Inc.
 (8) Willard Z. Estey is also a director of ACC Corp., CanWest Global Communications Corp. and Fundy Cable Ltd.
 (9) Donald E. Phillips is also a director of Synbiotics Inc. and Great Lakes REIT Inc.
(10) Daryl K. Seaman is also a director of Abacan Resources Corporation, Bow Valley Energy Ltd., Encal Energy Ltd. and Renaissance Energy Ltd.
(11) Barrie A. Wigmore is also a director of National Service Industries, Inc.
(12) Paul S. Wise is also a director of TMK/United Funds, Inc., United Funds and Waddell & Reed Funds, Inc.
(13) Includes Shares purchasable within 60 days of February 28, 1998 through the exercise of options granted by the Corporation, as follows: Isabel Anderson 15,500 Shares; Douglas J. Bourne 3,500 Shares; Charles E. Childers 150,000 Shares; Denis J. Cote 10,500 Shares; William J. Doyle 98,500 Shares; Willard Z. Estey 15,500 Shares; Dallas Howe 10,500 Shares; James F. Lardner 10,500 Shares; Donald E. Phillips 3,500 Shares; Paul J. Schoenhals 3,500 Shares; E. Robert Stromberg 9,500 Shares; Jack G. Vicq 11,500 Shares; Barrie A. Wigmore 5,500 Shares; and Paul S. Wise 9,500 Shares.

     Prior to June 17, 1997, William J. Doyle was Chairman of Canpotex Limited, a potash export, sales and marketing company owned in equal shares by the three potash producers in Saskatchewan. In 1997, the Corporation's sales to Canpotex Limited amounted to $229,666,000.

     All of the above directors have had the principal occupation indicated for the previous five years except as follows: Ms. Anderson served from 1968 to 1993 as a professor of economics, University of Saskatchewan; Mr. Cote served from January 1993 to September 1993 as President and Chief Executive Officer of Reclamation Management Ltd. (environmental services contracting company); Mr. Estey was Counsel to McCarthy Tetrault (law firm) from 1988 to 1996; Mr. Stromberg was Counsel to Robertson Stromberg from

June 1993 to November 1994; Mr. Vicq was a professor of accounting and taxation, College of Commerce, University of Saskatchewan prior to assuming the position of professor of accounting and associate dean of the College in 1993; and Mr. Doyle was President of Potash Corporation of Saskatchewan Sales Limited (and located in Chicago, Illinois) prior to 1995 and Executive Vice President, Potash and Sales, of the Corporation prior to March 1997.

     The law firm of Robertson Stromberg has provided and continues to provide legal services to the Corporation. E. Robert Stromberg is a partner of Robertson Stromberg.

     During 1997, there were 9 meetings of the Board and the number of meetings held by committees of the Board were: (i) Executive Committee - 5; (ii) Audit Committee - 6; (iii) Compensation Committee - 5; and (iv) Environmental Affairs Committee - 3. Each of the Corporation's directors attended at least 75% of the total of the meetings of the committees on which the director served and the meetings of the Board except for Mr. Seaman, who attended 64% of such meetings.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation in respect of the individuals who were, as at December 31, 1997, the Chief Executive Officer and the other four most highly compensated executive officers of the Corporation (the "Named Executive Officers").

                         SUMMARY COMPENSATION TABLE(1)

=========================================================================================================================
                                                                                LONG-TERM COMPENSATION
                                                                               ------------------------
                                                                                 AWARDS      PAYOUTS
                                                ANNUAL COMPENSATION            ---------- -------------
                                      ---------------------------------------- SECURITIES
                                                                     OTHER     UNDERLYING
                                                                     ANNUAL     OPTIONS       LTIP       ALL OTHER
              NAME AND                   SALARY         BONUS     COMPENSATION GRANTED(5)    PAYOUTS    COMPENSATION
         PRINCIPAL POSITION      YEAR       $           $(4)           $           #            $            $
-------------------------------------------------------------------------------------------------------------------------
      Charles E. Childers        1997   1,100,000     2,100,000    181,631(2)    80,000     1,677,671     10,961(6)
      Chairman, President and    1996   1,000,000     1,000,000    659,582       80,000     1,274,431     11,000(6)
      Chief Executive Officer    1995     900,000       900,000    246,541       60,000       452,694     10,617(6)
-------------------------------------------------------------------------------------------------------------------------
      William J. Doyle,          1997     374,083       280,000           (3)    40,000        81,938      8,072(7)
      President, PCS Sales(11)   1996     356,500       500,000    273,011       40,000       770,715      7,857(7)
                                 1995     330,000       276,000         --       40,000       164,189     14,603(7)
-------------------------------------------------------------------------------------------------------------------------
      Thomas J. Wright,          1997     433,200       325,000         --       35,000        81,938      8,840(8)
      President, PCS Phosphate   1996     418,200       300,000         --       35,000       303,056      8,437(8)
      Company, Inc.(12)(13)(14)  1995     297,250       238,000         --       30,000        51,368      6,318(8)
-------------------------------------------------------------------------------------------------------------------------
      Gary E. Carlson            1997     246,800       225,000         --       37,500        61,453     12,902(9)
      President, PCS Nitrogren,
      Inc.(15)
-------------------------------------------------------------------------------------------------------------------------
      John Gugulyn,              1997     184,684       149,689         --       25,000        47,797     6,428(10)
      Senior Vice President,     1996     164,515       144,480         --       20,000       336,970     6,300(10)
      Administration             1995     150,808       143,323         --       13,000        70,851     6,839(10)
=========================================================================================================================

(1) All amounts, which were denominated in Canadian dollars, have been converted to United States dollars using the average exchange rate for the month prior to the date of payment.
(2) In addition to the other annual compensation amount indicated, Mr. Childers' employment contract provides for reimbursement to him in respect of the differential between Canadian and U.S. income taxes. See "Employment Contracts and Termination of Employment". The amount for 1997 is not presently calculable and will be determined following the filing of Mr. Childers' Canadian and U.S. income tax returns. Of the other annual compensation amount indicated, $122,018 is related to 1997 personal travel benefits.
(3) Mr. Doyle is entitled to a reimbursement in respect of the differential between Canadian and U.S. income taxes for 1997, the amount of which is not presently calculable and will be determined following the filing of Mr. Doyle's Canadian and U.S. income tax returns.
(4) Reports amounts awarded pursuant to the Corporation's Short-Term Incentive Plan and, where applicable, contractual bonuses. See "Compensation Committee - Short-Term Incentive Compensation".
(5) Options granted pursuant to the Corporation's Stock Option Plan - Officers and Key Employees.
(6)  The reported amounts for 1997, 1996 and 1995 consist, respectively, of:
     (i) $4,957, $4,930 and $5,533 which represents the Corporation's contribution to the Corporation's defined contribution pension plan (see "Pension Plans"); and
     (ii) $6,004, $6,070 and $5,084 which represents the value of the benefit for group term life insurance premiums paid by the Corporation.

(7)  The reported amounts for 1997, 1996 and 1995 consist, respectively, of:
     (i) $4,981, $4,926 and $11,863 which represents the Corporation's contribution to the Corporation's defined contribution pension plan (see "Pension Plans"); and
     (ii) $3,091, $2,931 and $2,740 which represents the value of the benefit for group term life insurance premiums paid by the Corporation.
(8)  The reported amounts for 1997, 1996 and 1995 consists, respectively, of:
     (i) $8,000, $7,500 and $5,437 which represents the Corporation's contribution to the Phosphate Savings Plan (see "Pension Plans"); and
     (ii) $840, $937 and $881 which represents the value of the benefit for group term life insurance premiums paid by PCS Phosphate Company, Inc. ("PCS Phosphate" - formerly Texasgulf Inc.).
(9)  The reported amounts for 1997 consists, respectively, of:
     (i) $12,000 which represents an amount paid or payable under the terms of PCS Nitrogen Inc's ("PCS Nitrogen") 401(k) Plan (see "Pension Plans"); and
     (ii) $902 which represents the value of the benefit for group term life insurance premiums paid by PCS Nitrogen.
(10) The reported amounts for 1997, 1996 and 1995 consist, respectively, of:
     (i) $4,930, $4,937 and $5,603 which represents the Corporation's contribution to the Corporation's defined contribution pension plan (see "Pension Plans"); and
     (ii) $1,498, $1,363 and $1,236 which represents the value of the benefit for group term life insurance premiums paid by the Corporation.
(11) Prior to March 6, 1997, Mr. Doyle's principal position was Executive Vice President, Potash and Sales of the Corporation.
(12) Prior to March 6, 1997, Mr. Wright's principal position was Executive Vice President, PCS Phosphate.
(13) On April 10, 1995, the Corporation purchased all of the outstanding shares of PCS Phosphate. The compensation reported for Mr. Wright for 1995 is for the period from April 10, 1995 to December 31, 1995.
(14) Mr. Wright was, during 1995, a participant in a deferred compensation plan offered to eligible employees of PCS Phosphate pursuant to which a total of $34,666, included above under "Salary", was deferred. See "Employment Contracts and Termination of Employment".
(15) On March 6, 1997, the Corporation acquired Arcadian Corporation (now PCS Nitrogen). The compensation reported for Mr. Carlson for 1997 is for the period from March 1, 1997 to December 31, 1997.

OPTIONS

     The following table sets forth the grants of stock options to the Named Executive Officers pursuant to the Corporation's Stock Option Plan - Officers and Key Employees for the year ended December 31, 1997.

                            OPTION GRANTS DURING THE
                      MOST RECENTLY COMPLETED FISCAL YEAR

=============================================================================================================
                                              INDIVIDUAL GRANTS
     ---------------------------------------------------------------------------------------------------
                               NUMBER OF   % OF TOTAL
                               SECURITIES   OPTIONS
                               UNDERLYING  GRANTED TO    EXERCISE OR                        GRANT DATE
                                OPTIONS   EMPLOYEES IN    BASE PRICE        EXPIRATION     PRESENT VALUE
               NAME            GRANTED #  FISCAL YEAR      $/SHARE             DATE         (3)(4)(5)$
-------------------------------------------------------------------------------------------------------------
      Charles E. Childers      80,000(1)       9.4             86.75       Nov. 6, 2007      2,179,200
-------------------------------------------------------------------------------------------------------------
      William J. Doyle         40,000(1)       4.70            86.75       Nov. 6, 2007      1,089,600
-------------------------------------------------------------------------------------------------------------
      Thomas J. Wright         35,000(1)       4.11            86.75       Nov. 6, 2007        953,400
-------------------------------------------------------------------------------------------------------------
      Gary Carlson             25,000(1)       4.41            86.75       Nov. 6, 2007        681,000
                               12,500(2)                       81.75        May 7, 2007        345,125
-------------------------------------------------------------------------------------------------------------
      John Gugulyn             25,000(1)       2.94       Cdn$121.50       Nov. 6, 2007        657,041
=============================================================================================================

(1) Options granted on November 6, 1997. Each option is exercisable with respect to one-half of the indicated number on or after November 6, 1998 and with respect to the balance of the indicated number on or after November 6, 1999 (or earlier in the event of a "change of control" of the Corporation as defined in the Corporation's Stock Option Plan - Officers and Key Employees). All options are transferable (without consideration) to the spouse, children and grandchildren of the original optionee (or to a trust, partnership or limited liability company, the entire beneficial interest of which is held by one or more of the foregoing persons), in accordance with the terms and conditions of the Stock Option Plan - Officers and Key Employees.
(2) Option granted on May 7, 1997. The option is exercisable with respect to one-half of the indicated number on or after May 7, 1998 and with respect to the balance of the indicated number on or after May 7, 1999 (or earlier in the event of a "change of control" of the Corporation as defined in the Corporation's Stock Option Plan - Officers and Key Employees).
(3) The Modified Black-Scholes Option Pricing Model was used to determine the grant date present value of the stock options granted in November, 1997 by the Corporation to the Named Executive Officers. Under the Modified Black-Scholes Option Pricing Model, the grant date present value of the stock options referred to in the table was Cdn$36.84 per Share for Mr. Gugulyn and $27.24 per Share for Mr. Childers, Mr. Doyle, Mr. Wright and Mr. Carlson. The material assumptions and adjustments incorporated in the Modified Black-Scholes Option Pricing Model in estimating the value of options reflected in the above table include the following:
     (i) with respect to the option held by Mr. Gugulyn, an interest rate of 5.49% (representing the interest rate on a Canadian Treasury security with a maturity date corresponding to that of the option term) and with respect to options held by Mr. Childers, Mr. Doyle, Mr. Wright and Mr. Carlson, an interest rate of 5.88% (representing the interest rate on a U.S. Treasury security with a maturity date corresponding to that of the option term);
     (ii) with respect to the option held by Mr. Gugulyn, volatility of 25.85% (calculated using daily stock prices on The Toronto Stock Exchange for the one-year period prior to the grant date) and with respect to options held by Mr. Childers, Mr. Doyle, Mr. Wright and Mr. Carlson, volatility of 25.48% (calculated using daily stock prices on the New York Stock Exchange for the one-year period prior to the grant date);

    (iii) with respect to the option held by Mr. Gugulyn, dividends at the rate of Cdn$1.44 per Share and with respect to Mr. Childers, Mr. Doyle, Mr. Wright and Mr. Carlson, dividends at the rate of $1.03 per Share (representing the annualized dividends paid with respect to a Share at the date of grant); and
    (iv) a reduction of approximately 26% to reflect the probability of forfeiture due to termination prior to vesting, and the probability of a shortened option term due to termination of employment prior to the option expiration date.
    The ultimate values of the options will depend on the future market price of the Shares, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Shares over the exercise price on the date the option is exercised.
(4) With respect to Mr. Carlson's May, 1997 stock option grant, the methodology employed in footnote (3) is applicable, except that the grant date present value of the stock options referred to in the table was $27.61 per Share, the interest rate applied was 6.71% and the volatility factor applied was 27.25%.
(5) Amounts denominated in Canadian dollars are converted to United States dollars at the exchange rate in effect at the date of grant of the options.

     The following table sets forth the options exercised during the year ended December 31, 1997 by the Named Executive Officers and the year-end value of unexercised in-the-money options held by such individuals at December 31, 1997.

         AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

=============================================================================================================================
                                                                  NUMBER OF                   VALUE OF UNEXERCISED
                                                            SECURITIES UNDERLYING             IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FY-END                   AT FY-END(1)
                       SECURITIES                            #                #               $                  $
                       ACQUIRED ON   AGGREGATE VALUE    -----------------------------   --------------------------------
                        EXERCISE         REALIZED                            NOT                                NOT
           NAME             #               $            EXERCISABLE     EXERCISABLE      EXERCISABLE       EXERCISABLE
     -------------------------------------------------------------------------------------------------------------------
      Charles E.
       Childers          87,500        5,571,532(2)        150,000         120,000            3,792,869        480,000
     -----------------------------------------------------------------------------------------------------------------
      William J.
       Doyle             22,700        1,282,625           119,800          60,000            4,065,749        240,000
     -----------------------------------------------------------------------------------------------------------------
      Thomas J.
       Wright                --               --            47,500          52,500              457,500        210,000
     -----------------------------------------------------------------------------------------------------------------
      Gary E. Carlson        --               --                --          37,500                   --         15,625
     -----------------------------------------------------------------------------------------------------------------
      John Gugulyn           --               --            72,000          35,000            3,391,309        167,034
     =================================================================================================================

(1) Values are calculated by determining the amount by which the market value of the Shares underlying the options on December 31, 1997 exceeded the exercise prices of the options and converting Canadian dollar amounts to United States dollars using the December 31, 1997 exchange rate of $0.6997.
(2) Amounts denominated in Canadian dollars are converted to United States dollars using the approximate exchange rate in effect at the date of exercise of the options.

LONG-TERM INCENTIVE PLAN

     The following table shows the awards made in the most recently completed financial year pursuant to the Corporation's Long-Term Incentive Plan ("LTIP").

                            LONG-TERM INCENTIVE PLAN
             AWARDS DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

=========================================================================
                                                     PERFORMANCE OR
                                       SECURITIES,    OTHER PERIOD
                                         UNITS OR   UNTIL MATURATION
                 NAME                  OTHER RIGHTS    OR PAYOUT
-------------------------------------------------------------------------
  Charles E. Childers                  12,500(1)          (1)
                                       8,333.33(2)        (2)
-------------------------------------------------------------------------
  William J. Doyle                     3,000(1)           (1)
                                       2,000(2)           (2)
-------------------------------------------------------------------------
  Thomas J. Wright                     3,000(1)           (1)
                                       2,000(2)           (2)
-------------------------------------------------------------------------
  Gary E. Carlson                      2,250(1)           (1)
                                       1,500(2)           (2)
-------------------------------------------------------------------------
  John Gugulyn                         1,750(1)           (1)
                                       1,166.67(2)        (2)
=========================================================================

(1) Represents part one units granted effective January 1, 1997. Such units will be redeemed on a redemption date selected by the Compensation Committee, which date will be no later than December 31, 1999 (see "Compensation Committee Report on Executive Compensation"). Each unit will be redeemed on a redemption date for an amount equal to the closing price of the Corporation's Shares on the New York Stock Exchange on the first day preceding the redemption date in which a round lot of Shares was traded on such exchange. The units eligible to be redeemed may, on or before the redemption date, be reduced or increased by up to 50% based on the performance of the Corporation and the employee, in accordance with criteria established by the Compensation Committee from time to time.
(2) Represents part two units granted effective January 1, 1997, less units redeemed on December 30, 1997. One-half of the remaining part two units must be redeemed on or before January 1, 1999 and the remaining one-half must be redeemed no later than December 31, 1999 on redemption dates as determined by the Compensation Committee (see "Compensation Committee Report on Executive Compensation"). Each unit will be redeemed for an amount equal to the closing price of the Corporation's common shares on the New York Stock Exchange on the day first preceding the redemption date in which a round lot of shares was traded on such exchange.

PENSION PLANS

     The Potash Corporation of Saskatchewan Inc. Pension Plan (the "PCS Plan") requires all participating employees to contribute 5.5% of their earnings (or such lesser amount as is deductible for Canadian Income Tax purposes) to the PCS Plan and the Corporation to contribute an equal amount. When an individual retires, the full amount of equity in the individual's account is used to purchase a pension.

     PCS Sales has a pension plan for U.S. employees organized under Section 401(k) of the U.S. Internal Revenue Code (the "Code") (the "PCS Sales Plan"). The PCS Sales Plan requires PCS Sales to match employee contributions up to 5.5% of the employees' earnings, to the maximum amount allowable under U.S. law. The PCS Plan and the PCS Sales Plan are generally available, as applicable, to all salaried employees of those corporations and a portion of unionized employees.

     The Corporation has a Supplemental Retirement Income Plan (the "Supplemental Plan") which is unfunded and non-contributory and which provides a supplementary pension benefit for the Corporation's officers and certain other key managers. Under the basic terms of the Supplemental Plan a pension benefit is provided in an amount equal to 2% of the participant's average three highest years' earnings multiplied by the participant's years of pensionable service (to a maximum of 35 years), minus any annual retirement benefit payable under the PCS Plan or the PCS Sales Plan. Benefits under the Supplemental Plan are paid in the currency in which the participant's earnings are denominated. For a designated group of senior officers of the Corporation, who include Messrs. Childers, Doyle and Gugulyn, the benefit payable is an amount equal to: (i) 5% of the senior officer's average three highest years' earnings multiplied by the senior officer's years of pensionable service (to a maximum of ten years), plus
(ii) 2% of the senior officer's average three highest years of earnings multiplied by the senior officer's years of pensionable service in excess of 25 years to a maximum of 10 additional years, minus (iii) any annual retirement benefit payable under the PCS Plan or the PCS Sales Plan. Benefits payable to employees who have reached the minimum age (55) for retirement pursuant to the Supplemental Plan are secured by letters of credit provided by the Corporation.

     PCS Phosphate has a defined benefit pension plan (the "PCS Phosphate Plan") for all eligible U.S. employees. Under the PCS Phosphate Plan, employees are required to contribute 1% of their base salary. PCS Phosphate contributions are required whenever plan assets are not sufficient to meet applicable funding standards. For employees age 60 (62 for those who became plan participants on or after January 1, 1997) or older with at least 20 years of service, the PCS Phosphate Plan provides for a retirement benefit of 2% of the employee's average (i.e. the average of the highest 60 consecutive months during the most recent 120 months) compensation multiplied by the employee's years of service (maximum 35 years). Employees who do not meet the minimum age or years of service requirement receive a reduced benefit.

     PCS Phosphate also maintains a defined contribution plan under Section 401(k) of the Code (the "Phosphate Savings Plan"). The Phosphate Savings Plan allows eligible employees to contribute up to 15% of their earnings to the plan (subject to Code limitations). PCS Phosphate matches the first 5% of employee contributions (for White Springs Agricultural Chemicals, Inc. participants, three-quarters of the first 6% of employee contributions).

     The PCS Phosphate benefit plans are available to full-time employees of PCS Phosphate, Moab Salt, Inc., non-represented employees of White Springs Agricultural Chemicals, Inc. and certain PCS Sales employees transferred from PCS Phosphate. Mr. Wright is a participant in each of the foregoing PCS Phosphate plans and was also a participant in PCS Phosphate's Deferred Compensation Plan (see "Employment Contracts and Termination of Employment").

     PCS Phosphate has a Supplemental Benefit Plan (the "Phosphate Supplemental Plan") which is unfunded and non-qualified. The purpose of the Supplemental Benefit Plan is to enable PCS Phosphate to continue to provide the same net benefits to employees whose benefits under the respective plans would otherwise be limited by the Code. Mr. Wright is a participant in this plan but not the Supplemental Plan in which Mr. Childers, Mr. Doyle and Mr. Gugulyn participate. In connection with the Phosphate Supplemental Plan, PCS Phosphate entered into a Rabbi Trust Agreement with Wachovia Corporation in 1997.

     PCS Nitrogen has a defined benefit pension plan (the "Nitrogen Pension Plan") for all employees, except the employees covered by collective bargaining agreements. The normal retirement benefit under the Nitrogen Pension Plan, which is payable monthly beginning the first day of the month after participants reach the normal retirement age of 65, is a lifetime annuity for the joint lives of participants and their spouses. The normal retirement benefit is generally the sum of (i) 1.1% of the participant's average monthly pay during the highest paid 60 consecutive calendar months of the last 120 calendar months of employment multiplied by the participant's credited service and (ii) 0.4% of (a) the excess of such average monthly pay over the participant's Social Security earnings limit multiplied by (b) the participant's credited service. Employees who do not meet the minimum age or years of service requirement receive a reduced benefit.

     PCS Nitrogen has a defined contribution plan under Section 401(k) of the Code in which substantially all employees participate. PCS Nitrogen currently makes annual contributions to the 401(k) at least equal to 4% of covered compensation. Mr. Carlson is a participant in each of the foregoing PCS Nitrogen Plans.

     The following table shows the estimated annual benefits payable upon retirement to Mr. Childers, Mr. Doyle and Mr. Gugulyn pursuant to the Supplemental Plan. Estimated benefits payable pursuant to the Supplemental Plan will be reduced by any benefits payable pursuant to the PCS Plan or the PCS Sales Plan.

                   SUPPLEMENTAL RETIREMENT INCOME PLAN TABLE

===============================================================================================================
    REMUNERATION                                        YEARS OF SERVICE
---------------------------------------------------------------------------------------------------------------
          $                  15               20               25               30               35
---------------------------------------------------------------------------------------------------------------
     $  125,000          $   62,500       $   62,500       $   62,500       $   75,000       $   87,500
---------------------------------------------------------------------------------------------------------------
        150,000              75,000           75,000           75,000           90,000          105,000
---------------------------------------------------------------------------------------------------------------
        175,000              87,500           87,500           87,500          105,000          122,500
---------------------------------------------------------------------------------------------------------------
        200,000             100,000          100,000          100,000          120,000          140,000
---------------------------------------------------------------------------------------------------------------
        225,000             112,500          112,500          112,500          135,000          157,500
---------------------------------------------------------------------------------------------------------------
        250,000             125,000          125,000          125,000          150,000          175,000
---------------------------------------------------------------------------------------------------------------
        300,000             150,000          150,000          150,000          180,000          210,000
---------------------------------------------------------------------------------------------------------------
        400,000             200,000          200,000          200,000          240,000          280,000
---------------------------------------------------------------------------------------------------------------
        450,000             225,000          225,000          225,000          270,000          315,000
---------------------------------------------------------------------------------------------------------------
        500,000             250,000          250,000          250,000          300,000          350,000
---------------------------------------------------------------------------------------------------------------
        900,000             450,000          450,000          450,000          540,000          630,000
---------------------------------------------------------------------------------------------------------------
      1,300,000             650,000          650,000          650,000          780,000          910,000
---------------------------------------------------------------------------------------------------------------
      1,700,000             850,000          850,000          850,000        1,020,000        1,190,000
---------------------------------------------------------------------------------------------------------------
      2,100,000           1,050,000        1,050,000        1,050,000        1,260,000        1,470,000
---------------------------------------------------------------------------------------------------------------
      2,500,000           1,250,000        1,250,000        1,250,000        1,500,000        1,750,000
---------------------------------------------------------------------------------------------------------------
      2,900,000           1,450,000        1,450,000        1,450,000        1,740,000        2,030,000
---------------------------------------------------------------------------------------------------------------
      3,300,000           1,650,000        1,650,000        1,650,000        1,980,000        2,310,000
---------------------------------------------------------------------------------------------------------------
      3,800,000           1,900,000        1,900,000        1,900,000        2,280,000        2,660,000
===============================================================================================================

     For the purposes of the Supplemental Plan, earnings are defined as the executive's "annual base pay plus 100% of all bonuses paid or payable to the executive in a calendar year" (see, however, "Employment Contracts and Termination of Employment - Chief Executive Officer"). The normal retirement age pursuant to the Supplemental Plan is 65, with a reduction in benefits for early retirement prior to age 62. No benefits pursuant to the Supplemental Plan are payable if retirement occurs prior to age 55.

     As of December 31, 1997, the three highest year average earnings for the purposes of the Supplemental Plan for each Named Executive Officer participating in the Supplemental Plan were as follows: $3,118,265 for Mr. Childers; $1,044,475 for Mr. Doyle; and $464,372 for Mr. Gugulyn.

     The estimated credited years of service at assumed retirement age of 65 for each of the Named Executive Officers participating in the Supplemental Plan (age 67 for Mr. Childers) are as follows: 12.33 years for Mr. Childers; 28 years for Mr. Doyle; and 13 years for Mr. Gugulyn.

     The following table represents an estimate of the combined retirement income of Mr. Wright from the PCS Phosphate Plan and Phosphate Supplemental Plan at the levels of average compensation and the years of service shown.

                        PCS PHOSPHATE PENSION PLAN TABLE

===============================================================================================================
    REMUNERATION                                        YEARS OF SERVICE
---------------------------------------------------------------------------------------------------------------
          $                  15               20               25               30               35
---------------------------------------------------------------------------------------------------------------
      $125,000            $ 37,500         $ 50,000         $ 62,500         $ 75,000         $ 87,500
---------------------------------------------------------------------------------------------------------------
       150,000              45,000           60,000           75,000           90,000          105,000
---------------------------------------------------------------------------------------------------------------
       175,000              52,500           70,000           87,500          105,000          122,500
---------------------------------------------------------------------------------------------------------------
       200,000              60,000           80,000          100,000          120,000          140,000
---------------------------------------------------------------------------------------------------------------
       225,000              67,500           90,000          112,500          135,000          157,500
---------------------------------------------------------------------------------------------------------------
       250,000              75,000          100,000          125,000          150,000          175,000
---------------------------------------------------------------------------------------------------------------
       300,000              90,000          120,000          150,000          180,000          210,000
---------------------------------------------------------------------------------------------------------------
       400,000             120,000          160,000          200,000          240,000          280,000
---------------------------------------------------------------------------------------------------------------
       450,000             135,000          180,000          225,000          270,000          315,000
---------------------------------------------------------------------------------------------------------------
       500,000             150,000          200,000          250,000          300,000          350,000
---------------------------------------------------------------------------------------------------------------
       600,000             180,000          240,000          300,000          360,000          420,000
===============================================================================================================

     Pursuant to the PCS Phosphate Plan and Phosphate Supplemental Plan, earnings are defined as the average compensation computed on the highest paid 60 consecutive months of service out of the last 120 consecutive months of service. The benefits available under the PCS Phosphate Plan and Phosphate Supplemental Plan are not subject to offset for other retirement benefits. As of December 31, 1997, the final average compensation for the purposes of the PCS Phosphate Plan and the Phosphate Supplemental Plan for Mr. Wright was $396,029. The estimated credited years of service at normal retirement age of 65 for Mr. Wright is 31 years.

     The following table represents an estimate of the retirement income of Mr. Carlson from the Nitrogen Pension Plan.

                        PCS NITROGEN PENSION PLAN TABLE

===============================================================================================================
    REMUNERATION                                        YEARS OF SERVICE
---------------------------------------------------------------------------------------------------------------
          $                  15               20               25               30               35
---------------------------------------------------------------------------------------------------------------
      $125,000            $ 25,000         $ 33,000         $ 41,000         $ 49,000         $ 57,000
---------------------------------------------------------------------------------------------------------------
       150,000              30,000           40,000           50,000           60,000           70,000
---------------------------------------------------------------------------------------------------------------
       175,000              36,000           48,000           60,000           71,000           83,000
---------------------------------------------------------------------------------------------------------------
       200,000              41,000           55,000           69,000           83,000           97,000
---------------------------------------------------------------------------------------------------------------
       225,000              47,000           63,000           78,000           94,000          110,000
---------------------------------------------------------------------------------------------------------------
       250,000              53,000           70,000           88,000          105,000          123,000
---------------------------------------------------------------------------------------------------------------
       300,000              64,000           85,000          106,000          128,000          149,000
---------------------------------------------------------------------------------------------------------------
       400,000              86,000          115,000          144,000          173,000          202,000
---------------------------------------------------------------------------------------------------------------
       450,000              98,000          130,000          163,000          195,000          228,000
---------------------------------------------------------------------------------------------------------------
       500,000             109,000          145,000          181,000          218,000          254,000
===============================================================================================================

     For the purposes of the Nitrogen Pension Plan, earnings include the executive's base pay plus bonus. The foregoing calculations use the applicable social security earning limit based on Mr. Carlson's year of birth, 1953. In addition, the benefits shown are subject to the applicable Code limitations. However, the Corporation is presently developing an appropriate supplemental employment retirement plan to address such limitations. The benefits available under the Nitrogen Pension Plan are not subject to offset for other retirement benefits. As of December 31, 1997, the final average compensation for the purposes of the Nitrogen Pension Plan for Mr. Carlson was $374,217 (assuming implementation of the supplemental plan). The estimated credited years of service at normal retirement age of 65 for Mr. Carlson is 27.5 years.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

     Chief Executive Officer

          The terms and conditions of Mr. Childers' employment with the Corporation are governed by an employment agreement, the current term of which expires June 30, 2002 and pursuant to which Mr. Childers shall serve as Chairman of the Board and Chief Executive Officer of the Corporation until June 30, 1999 and thereafter as Chairman of the Board and as a special advisor to the Corporation to June 30, 2002. Pursuant to the agreement, Mr. Childers' salary compensation was $1,100,000 for the year ended December 31, 1997 and will be $1,200,000 for the year ended December 31, 1998, $650,000 for the period January 1, 1999 to June 30, 1999 and, thereafter, the annual amount of $300,000 (less any amount paid for his role as Chairman and as a director) until June 30, 2002. In addition to amounts payable to Mr. Childers pursuant to the agreement or any other benefit plan or program, Mr. Childers is entitled, while he holds the position of Chairman and Chief Executive Officer, to additional compensation equal to any amount paid to him pursuant to the Corporation's Short Term Incentive Plan. Such additional compensation shall be excluded from the definition of earnings pursuant to the Supplemental Plan. Mr. Childers' agreement provides for reimbursement to him on an annual basis of the amount by which income taxes payable in Canada exceed those which otherwise would have been payable in the United States. The employment agreement authorizes the use of the principal corporate aircraft for all business and personal travel.

          The employment agreement for Mr. Childers provides for payment, upon termination without cause, of an amount equal to the amounts payable for the remaining term of the agreement. In the event of termination, for any reason, the Corporation will provide a comprehensive medical, vision and dental insurance plan for Mr. Childers equivalent to the medical vision and dental plan currently in existence, which plan shall remain in effect for the lifetime of Mr. Childers. The Corporation will also pay reasonable moving expenses of Mr. Childers upon termination of the agreement for any reason, including expiry of the term. Pursuant to the agreement, in the event that the Corporation is sold, dissolved, merged or amalgamated, Mr. Childers shall retain his position on the same terms as in the agreement or, in the alternative, the Corporation shall compensate Mr. Childers in the same manner as provided for in the agreement.

     Change in Control Agreements

          Effective December 30, 1994, the Corporation, and where applicable, PCS Sales, entered into Change in Control Agreements with each of the Named Executive Officers, other than Mr. Wright and Mr. Carlson. The initial term of each Change in Control Agreement was to December 31, 1997; however, the Change of Control Agreements were automatically renewed to December 31, 1998 and continue to be subject to automatic renewal for successive one year terms until the employee reaches age 65 or unless either party gives notice of termination. A change in control of the Corporation will be deemed to have occurred if:

        (a) there is a significant (50 percent or more) change in the Board within any two year period, not including replacement directors approved for nomination by the Board;

        (b) there occurs an amalgamation, merger, consolidation, or other transaction whereby the control of the existing shareholders of the Corporation is diluted to less than 50 percent control of the surviving or consolidated entity;

        (c) there occurs a significant (50 percent or more based on book value) sale or other disposition of the fixed assets of the Corporation within any twelve month period; or

        (d) any party acquires 20 percent or more of the voting securities of the Corporation.

          Benefits pursuant to the Change in Control Agreements will be payable upon termination of the executive's employment within two years following a change in control. Termination of the executive's employment is defined to include the executive ceasing to be employed for any reason, including constructive dismissal, except by reason of death, disability, resignation or voluntary retirement, or dismissal for dishonest or wilful misconduct.

          The severance benefit entitlements upon termination of employment following a change in control of the Corporation are:

        (a) a lump sum payment of three times the executive's base salary and average bonus for the last three years;

        (b) a lump sum payment of the pro-rata target bonus for the short year in which termination occurs;

        (c)  immediate vesting and cash out of all outstanding LTIP awards;

          Payments to be made pursuant to the foregoing and relating to the employee's bonus may be deferred by the executive for up to three years or for such other period as may be permitted by the Income Tax Act (Canada);

        (d) a credit of three additional years of service under the Supplemental Plan;

        (e) three year continuation of medical, disability, and group term life insurance. These terminate, however, upon obtaining similar coverage from a new employer or upon commencement of retiree benefits; and

        (f)  financial or outplacement counselling to a maximum of Cdn$10,000.

          All outstanding non-exercisable options granted to the executive pursuant to the Corporation's stock option plan for officers and key employees will become exercisable upon a change in control occurring. In the event no public market for the shares exists, the Corporation (or PCS Sales as the case may be) will compensate the executive for the value of his options on the basis of a share value approved by the shareholders of the Corporation upon a change in control, or, if no such value has been approved, then based upon the market value of the Shares when last publicly traded. For Mr. Childers and Mr. Doyle, there is provision for a "gross up" of payments to cover excise taxes if payable in respect of such benefits.

          For Mr. Childers, the following additional provisions apply to his Change in Control Agreement:

        (a) termination of employment is defined to include, in addition to the matters set forth above, voluntary resignation in the thirteenth month following the month in which the change in control occurs;

        (b) benefits are payable under the Change of Control Agreement only if the termination of employment occurs on or prior to June 30, 1999, in which case such benefits are in full satisfaction of any rights, whether at common law or under contract, which Mr. Childers might otherwise have on termination of employment;

        (c) in addition to severance benefits set forth above, benefits payable under the Change in Control Agreement include the provision of a comprehensive medical insurance plan which shall remain in force for the lifetime of Mr. Childers; and

        (d) the agreement is subject to automatic renewal for one year terms until December 31, 1999 or unless either party gives notice of termination.

     Other

          The current severance policy of the Corporation for termination without cause, which is applicable to all salaried employees including the Named Executive Officers, is notice of impending termination, or payment of salary in lieu of notice, equivalent to one month for each complete year of service plus an additional two months. Such policy is superseded by specific termination provisions contained in a written agreement.

          Prior to 1996, Mr. Wright contributed to a Deferred Compensation Plan. Pursuant to this plan, Texasgulf Inc. (now PCS Phosphate) and Mr. Wright entered into a Deferred Compensation Agreement dated August 30, 1985, as amended, under which a portion of the salary otherwise payable to Mr. Wright was irrevocably deferred and credited to an unfunded account which is payable in ten annual instalments beginning in the year following the year he retires or otherwise ceases to be an employee of PCS Phosphate. The unfunded account balance, $578,476 as at December 31, 1997, accumulates interest compounded quarterly at a rate equal to the quoted rate for 90-day unsecured commercial paper.

                             COMPENSATION COMMITTEE

COMPOSITION OF THE COMPENSATION COMMITTEE

     The following individuals served as members of the Compensation Committee during the fiscal year which ended on December 31, 1997.

Denis J. Cote (Chairman)
Donald E. Phillips
Daryl K. Seaman
Barrie A. Wigmore

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board (the "Committee") is, at present, composed of four directors who are neither officers nor former officers of the Corporation. The Committee is charged with formulating and making recommendations to the Board in respect of compensation issues relating to directors and senior officers of the Corporation. The Committee also makes recommendations regarding the Corporation's Stock Option Plans and administers its Short and Long-Term Incentive Plans, each in accordance with its terms. In addition, the Committee, in consultation with the Chief Executive Officer, considers and reports to the Board regarding corporate succession matters.

     Executive compensation policies are designed with the objective of attracting and retaining qualified executives by providing compensation packages which are competitive within the marketplace and by compensating them in a manner which encourages individual performance consistent with shareholder expectations.

Salary

     In 1995 the Corporation adopted a "broad band" salary system for senior executives (i.e. vice presidents and above, but not including the chief executive officer) of the Corporation. Under the broad band system a salary range is established by the Compensation Committee for each senior executive level after consultation with independent compensation consultants. Each individual's salary is set within the applicable range taking into account the individual's duties, performance and experience. Individual executive salaries are subject to approval by the Chief Executive Officer and the Compensation Committee of the Board.

Short-Term Incentive Compensation

     The Corporation's Short-Term Incentive Plan is intended to aid in developing strong corporate management by providing financial incentives to key employees to meet or achieve objectives which contribute materially to the Corporation's success. The plan provides for incentive awards based on an individual's performance, position with the Corporation and the financial results of the Corporation. Ranges of incentive awards are established for each position, which awards are expressed as a percentage of annual salary. The actual percentage used in calculating the award is determined by the Corporation's return on equity in relation to a pre-established target, subject to adjustment based upon the individual's performance. Under the terms of the plan, generally no payments are made when the return on equity is less than 50% of the target set by the Board for that year. For senior executives, which include the Named Executive Officers, incentive awards range from 20% to 100% of salary depending upon actual return on equity as compared to target return on equity once the minimum threshold requirement has been met, all subject to a plus or minus 10% adjustment based on the Executive's performance.

Long-Term Incentive Compensation

     The Corporation's Long-Term Incentive Plan, as amended, is designed to retain high-potential, high-value employees, to recognize and reward their significant contributions to the long-term success of the Corporation, and to align their interests more closely with the shareholders of the Corporation. The plan provides for the discretionary grant of units to eligible employees effective January 1, 1994 and January 1 every three years thereafter and on such other dates as circumstances warrant. A unit is a notional amount equal to the market value of a common share of the Corporation. The units are divided equally into "part one" and "part two" units upon their grant. The number of units granted to an eligible employee is approximately three times the amount determined by dividing the employee's target bonus by the closing price of the shares on the New York Stock Exchange on the first day preceding the date of the grant of the units in which a round lot of shares was traded on such Exchange.

     The units are redeemed for cash on the basis of their "market value" on a redemption date. The "market value" of a unit is the closing price of the shares on the New York Stock Exchange on the first day preceding the redemption date in which a round lot of shares was traded on such Exchange. Cash amounts payable under the plan to employees who receive salary in Canadian currency shall be converted to Canadian currency on the redemption date, based on the published exchange rate of the Bank of Canada in effect as of the close of business on the business day immediately preceding the redemption date. Redemption dates are determined by the Committee in accordance with the terms of the plan. The redemption date for the part one units may not be later than the last day of the second calendar year following the calendar year of the grant of the units. One-third of the part two units must be redeemed on or before each of the first, second, and third anniversary of the grant of the units. However, in no event shall the redemption date for the part two units be later than the end of the second calendar year following the calendar year of the grant of the units.

     The number of part one units eligible to be redeemed on a redemption date is subject to adjustment based upon the performance of the Corporation and the employee, in accordance with criteria established by the Committee from time to time. The Committee may, on or before a redemption date for part one units, reduce or increase an employee's part one units by a maximum of 50%.

     The interests of management are also tied to the interests of the Corporation's shareholders through the annual grant of options to executives and other key employees pursuant to the Corporation's Stock Option Plan - Officers and Key Employees. The options are granted at 100% of market value, become exercisable over two years (or earlier in the event of a "change of control" as defined in the plan) and expire after ten years. Options are granted having regard to the position in and contribution made to the Corporation by the individual involved. The aggregate number of Shares issuable pursuant to options granted under the Corporation's Stock Option Plan - Officers and Key Employees is 3,842,000, although the Board is proposing to increase the aggregate number of Shares issuable pursuant to options granted under the plan (see "Amendment to Stock Option Plan"). The number of shares subject to options granted to an individual is a function of the individual's position within the Corporation and his or her ability to affect corporate performance.

     In considering whether to grant options and how many shares are to be subject to options, the Committee considers the aggregate number of options outstanding and is also guided in such matters by applicable regulatory constraints.

     In relative terms, greater emphasis within the compensation package is given to annual cash compensation (salary and short-term incentives) than to long-term incentives and options. However, each element of the package is designed to complement the others in enabling the Corporation to achieve the objectives of its compensation policies.

Chief Executive Officer Compensation

     The terms and conditions of Mr. Childers' employment with the Corporation are governed by an employment agreement. Among other things, the agreement provides that, in addition to receiving an annual salary, Mr. Childers is entitled to participate in other compensation programs of general applicability to senior corporate management.

     The Committee reviews annually the CEO's salary, any awards under the Short and Long-Term Incentive Plans and any grant of options under the Corporation's Stock Option Plan - Officers and Key Employees. The CEO's annual salary is determined primarily on the basis of the individual's performance and the performance of the Corporation. While no mathematical weighting formula exists, the Committee considers all factors which it deems relevant including the net income of the Corporation, the Corporation's share price, the duties and responsibilities of the CEO and current compensation levels. Awards pursuant to the Short and Long-Term Incentive Plans and under the Corporation's Stock Option Plan - Officers and Key Employees are made in accordance with the plans as outlined above.

     Reference is also made to the compensation of chief executive officers of an appropriate comparable group of fertilizer producers and marketers selected by the Corporation. The comparison of Mr. Childers' compensation to the comparable group incorporates many factors including the relative size of the companies, their profitability and share price, the duties of the chief executive officer and any other extenuating or special circumstances.

     Mr. Childers' compensation for 1997 as set forth in the Summary Compensation Table was determined in accordance with the foregoing.

     Submitted on behalf of the Compensation Committee: Denis J. Cote, Donald E. Phillips, Daryl K. Seaman, and Barrie A. Wigmore.

                               PERFORMANCE GRAPHS

     The following graph illustrates the Corporation's cumulative shareholder return, assuming reinvestment of dividends, by comparing a Cdn$100 investment in the Corporation's Shares at December 31, 1992 to the return on the TSE 300 Total Return Index.

                            CUMULATIVE TOTAL RETURN
          BASED ON REINVESTMENT OF CDN$100 BEGINNING DECEMBER 31, 1992

                        [CUMULATIVE TOTAL RETURN GRAPH]

--------------------------------------------------------------------------------------------------------------------
                                          DEC-92       DEC-93       DEC-94       DEC-95       DEC-96       DEC-97
--------------------------------------------------------------------------------------------------------------------
  Potash Corporation of Saskatchewan
    Inc. - TSE Listing                     $100         $133         $195         $404         $494         $511
--------------------------------------------------------------------------------------------------------------------
  TSE 300                                  $100         $133         $132         $152         $194         $224
--------------------------------------------------------------------------------------------------------------------

     The following graph illustrates the Corporation's cumulative shareholder return, assuming reinvestment of dividends, by comparing a $100 investment in the Corporation's Shares at December 31, 1992 to the return on the Standard & Poor's 500 Index and the shareholder return of a peer group of fertilizer producers and marketers selected by the Corporation.

                            CUMULATIVE TOTAL RETURN
           BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31, 1992

                        [CUMULATIVE TOTAL RETURN GRAPH]

--------------------------------------------------------------------------------------------------------------------
                                          DEC-92       DEC-93       DEC-94       DEC-95       DEC-96       DEC-97
--------------------------------------------------------------------------------------------------------------------
  Potash Corporation of Saskatchewan
    Inc. - NYSE Listing                    $100         $130         $177         $376         $458         $453
--------------------------------------------------------------------------------------------------------------------
  Self-selected Peer Group                 $100         $123         $127         $205         $207         $169
--------------------------------------------------------------------------------------------------------------------
  S&P 500(R)                               $100         $110         $112         $153         $189         $252
--------------------------------------------------------------------------------------------------------------------
The Self-selected Peer Group consists of:
COMPANY                                                      SYMBOL
--------------------------------------------------- -------------------------
Agrium Inc.* (beg. 6/30/93)                                    AGU
IMC Global Inc.                                                IGL
Mississippi Chemical Corp. (beg. 9/30/94)                      GRO
Phosphate Resource Partners LP**                               PLP
Terra Industries Inc.                                          TRA

* Toronto Stock Exchange listing.
**formerly Freeport McMoran Resource Partners LP.

                           COMPENSATION OF DIRECTORS

     Each director who is not also an officer or employee of the Corporation (an "outside director") receives from the Corporation an annual retainer of $20,000, a per diem fee of $1,000 for meetings he or she attends and a travel fee of $500 per day where travel is required on a day or days on which a meeting does not occur. Outside directors receive an additional $2,500 per year, if a chairman of a Board committee. Each outside director who is a member of a Board committee receives a per diem fee of $1,000 for meetings he or she attends, provided such meetings are not held the same day as a Board meeting. Outside directors are also reimbursed for expenses incurred in discharging their responsibilities.

     On November 6, 1997, the Board granted options with limited transferability (pursuant to the Stock Option Plan - Directors) to purchase 3,000 Shares to each of the 13 outside directors of the Corporation. Such options have an exercise price equal to the fair market value of the Shares at the time the options were granted (Cdn$121.50 per Share for non-U.S. resident directors and $86.75 for U.S. resident directors, respectively), become exercisable over two years (or earlier in the event of a "change in control" of the Corporation as defined in the Stock Option Plan - Directors) and expire ten years after the date on which they were granted.

                              CORPORATE GOVERNANCE

     This statement of corporate governance is made pursuant to the requirements of The Toronto Stock Exchange and the Montreal Exchange relating to disclosure of corporate governance practices. Reference is also made to the Guidelines for Improved Corporate Governance in Canada (the "Guidelines") contained in the December 1994 report of The Toronto Stock Exchange Committee on Corporate Governance in Canada.

MANDATE OF THE BOARD

     The Board has the duty to direct the management of the business and affairs of the Corporation pursuant to the powers vested in it by The Business Corporations Act (Saskatchewan) and by the articles and bylaws of the Corporation, and in accordance with obligations imposed by law.

     In furtherance of the discharge of such duties and obligations, the Board holds six regularly scheduled meetings annually and additional meetings to consider particular issues as required. In 1997 the Board held 9 meetings.

     The Board, either directly or through its committees, is called upon to:

     (i) approve the Corporation's annual operating and capital budgets, all material acquisitions and divestitures and the scope of its business activities;

     (ii) ensure that appropriate systems are in place to manage the Corporation's principal business risks, including financial, environmental, and regulatory risks;

     (iii) monitor and approve succession planning and appointment and remuneration of senior management;

     (iv) monitor and assess the integrity of the Corporation's internal controls and management information systems; and

     (v)  establish and monitor a corporate disclosure policy.

BOARD COMPOSITION

     As of February 28, 1998 fifteen directors comprised the Board. Of that number thirteen were non-management or outside directors (a director that is not an officer or employee of the Corporation) and twelve were unrelated directors (a director free from any relationship with the Corporation which could materially interfere with the director's ability to act with a view to the best interests of the Corporation, other than arising from shareholding). In determining whether directors were related or unrelated the Board applied the test set forth in the Guidelines.

     As of February 28, 1998 the Corporation did not have a significant shareholder as defined in the Guidelines.

     The Board has considered its size and has concluded that it functions effectively in discharging its obligations both through Board and Committee meetings.

INDEPENDENT BOARD ACTION

     At present the Chairman of the Board is also the Chief Executive Officer of the Corporation.

     The Board, with thirteen outside directors, twelve of whom are unrelated directors, can and does function independently of management. There are four committees of the Board, each of which plays a significant role in the discharge of the Board's duties and obligations. Each committee is composed wholly of outside directors, except the Executive Committee which is chaired by the Chief Executive Officer. Each Committee may, if and when considered appropriate by it to do so, retain the services of outside advisers. The Board has implemented a procedure for the Executive Committee to authorize a director to engage an outside adviser at the Corporation's expense in appropriate circumstances. In addition, the Board has met, and may meet in the future, without management present, as circumstances require.

COMMITTEES

Executive Committee

     The Executive Committee is composed of five directors, one of whom is, in accordance with the bylaws of the Corporation, the Chief Executive Officer. Of the other four committee members, all are outside directors and three are unrelated directors. Between meetings of the Board it has, with certain exceptions, all the powers vested in the Board. In addition, the Executive Committee nominates candidates for directorship of the Corporation. It has responsibility for corporate governance issues.

Audit Committee

     The Audit Committee is composed of three unrelated directors. The committee meets with the Corporation's financial management personnel, internal auditor and external auditor at least once each quarter to review the Corporation's financial reporting practices and procedures and authorize the release of unaudited quarterly financial statements, and reviews the Corporation's annual financial statements prior to their submission to the Board for approval. The committee also recommends to the Board the external auditors to be proposed to the shareholders for appointment at the annual meeting of shareholders.

Compensation Committee

     The Compensation Committee is composed of four unrelated directors. This committee formulates and makes recommendations to the Board in respect of compensation issues relating to directors and senior management of the Corporation and in respect of corporate salary and benefits policy. It reviews and approves, on an annual basis, the Corporation's salary administration program. It is responsible for the annual report on executive compensation. The committee, in consultation with the Chief Executive Officer, considers and reports to the Board regarding corporate succession matters.

Environmental Affairs Committee

     The Environmental Affairs Committee is composed of three unrelated directors. The committee works to ensure that the Corporation's commitment to the protection of the environment is fulfilled. It routinely receives environmental audit reports for review and discussion with senior management and monitors environmental issues in other areas of corporate activity such as off-site transportation, distribution and storage of product. The committee reviews and discusses with management potential changes to regulatory requirements and to corporate environmental policy.

DECISIONS REQUIRING BOARD APPROVAL

     The Board is responsible for all decisions relating to the Corporation which, by law, cannot be delegated to Board committees or management.

     The Board reviews and approves, among other things, the Corporation's annual budget, unbudgeted capital expenditures which exceed one million dollars
(Cdn), debt and equity financing, changes to capital structure, material acquisitions and divestitures, appointment and remuneration of the chief executive officer, directors to be proposed for election at the Corporation's annual meeting, and any other matter which is of material significance to the Corporation.

DIRECTOR RECRUITMENT AND BOARD EFFECTIVENESS

     The Executive Committee acts as the nominating committee of the Board. When vacancies occur, the chairman of the committee (who is, at present, the Chief Executive Officer) discusses with and seeks advice from committee members regarding potential candidates. Upon the Executive Committee reaching a consensus, Board approval of the proposed nominee is sought. The Corporation's nominating process recognizes the importance of input from the Chief Executive Officer regarding nominations, while leaving the ultimate decision to the Board acting on the advice of the Executive Committee.

     The Board has not established any formal measures for assessing Board, Committee and individual director effectiveness.

SHAREHOLDER COMMUNICATION

     The Corporation has adopted a corporate disclosure policy which calls for the timely public dissemination of material information. Shareholder questions, comments and concerns may be made to the Corporation's Senior Vice President, Corporate Relations, who is responsible for implementing the disclosure policy, to the Corporate Secretary, or to the Corporation's transfer agent.

BOARD'S EXPECTATIONS OF MANAGEMENT

     Management of the Corporation is expected to perform the following functions:

     (i) provide timely accurate reports to the Board on the business and affairs of the Corporation and on matters of material significance to the Corporation;

     (ii) conduct an annual budgeting process and monitor the Corporation's performance as compared to the annual budget approved by the Board;

     (iii) make such decisions and take, on a timely basis, such actions as are necessary for the Corporation to discharge its obligations and meet applicable requirements, while seeking to enhance shareholder value; and

     (iv) review on an ongoing basis the Corporation's strategies and their implementation in all key areas of the Corporation's activities.

                            APPOINTMENT OF AUDITORS

     Proxies solicited hereby will be voted to reappoint the firm of Deloitte & Touche, the present auditors, as auditors of the Corporation to hold office until the next annual meeting of shareholders, unless the shareholder signing such proxy specifies otherwise. The affirmative vote of a majority of Shares voted on such matter is required to reappoint the firm of Deloitte & Touche, as auditors of the Corporation. A representative of Deloitte & Touche is expected to attend the Meeting. At that time the representative will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

                  CONFIRMATION OF SHAREHOLDER RIGHTS AGREEMENT

     At the Meeting, shareholders will be asked to adopt a resolution, as set out in Schedule A hereto, confirming the Shareholder Rights Agreement (the "Rights Agreement") entered into between the Corporation and CIBC Mellon Trust Company (formerly, The R-M Trust Company) (the "Rights Agent"), as amended and restated. The amendment and restatement of the Rights Agreement was unanimously approved by the Board on March 2, 1998.

     The Rights Agreement was originally adopted by the Corporation on November 10, 1994, amended on March 28, 1995 and May 4, 1995, and confirmed by the shareholders of the Corporation at the annual and special meeting of shareholders held on May 11, 1995.

     In amending and restating the Rights Agreement, the Board considered the appropriateness of maintaining a rights plan and concluded, for the reasons described below, that an extension of the Rights Agreement would be in the best interests of the Corporation and its shareholders. Contemporaneously with its review of the Rights Agreement, the Board considered the terms and conditions of current rights plans adopted by other Canadian companies as well as recent experience involving rights plans in the context of actual take-over bids and the commentary of the investment industry. As a result of these investigations, the Board decided to make certain minor amendments to the Rights Agreement (concurrently with its extension) to ensure that it is consistent with the current generation of rights plans in Canada and that it adequately addresses concerns of institutional shareholders and investment industry commentators on a basis which is consistent with the objectives of the plan. These amendments consist primarily of the following:

     (a) the definition of "Beneficial Ownership" in the Rights Agreement was amended to contain an express exemption for persons who are registered holders of securities as a result of carrying on the business of, or acting as the nominee of, a securities depository;

     (b) the scope of the provision in the definition of "Beneficial Ownership" concerning "rights to acquire" securities was shortened to 60 days;

     (c) the exemption from the definition of "Acquiring Person" which permits an acquisition of securities by means of a private placement without triggering the Rights Agreement was amended to clearly provide that the exemption is only available where all necessary stock exchange approvals have been obtained and the private placement complies with the terms and conditions of such approvals;

     (d) the definition of "Competing Permitted Bid" was redrafted to clearly reflect the minimum Canadian statutory requirement that all take-over bids remain open for at least 21 days before any securities are taken-up or paid for;

     (e)  the Exercise Price was increased from Cdn$200 to Cdn$400; and

     (f) certain provisions of the Rights Agreement were redrafted (but not materially changed) to reflect the modern language typically found in the current generation of rights plans in Canada.

     Other technical amendments were also made in order to conform certain provisions of the Rights Agreement as a result of the changes listed above, and to clarify certain other provisions of the Rights Agreement.

REASONS FOR CONFIRMATION OF AMENDED AND RESTATED RIGHTS AGREEMENT

     The Rights Agreement was originally adopted to ensure that, in the event of a take-over bid for voting securities of the Corporation, the Board would have the time and opportunity to evaluate the bid and its effects, to seek out alternative bidders and to explore, develop and evaluate other ways of maximizing shareholder value.

     In considering whether to adopt the Rights Agreement, the Board considered the current legislative framework in Canada and the United States governing take-over bids and concluded that, for several reasons, such legislative framework did not adequately protect the rights of shareholders during take-over bids. For example, the Board was concerned that the minimum time periods for take-over bids specified under

Canadian and United States law might not provide an opportunity for shareholders and the Board to properly assess a bid and negotiate with the bidder, for shareholders to assess the merits of competing bids and for the Board to seek out or otherwise allow competing bidders to emerge or develop other methods of maximizing shareholder value. In addition, the Board was concerned that without the protection of a rights plan, shareholders may feel compelled to tender to a take-over bid which they consider to be inadequate and not to represent full and fair value because, in failing to do so, the shareholder might be left with illiquid or minority discounted voting securities in the Corporation. Finally, the Board was concerned that as a result of differing securities laws in Canada and the United States, shareholders might be vulnerable to discriminatory acquisition tactics or that an offeror might otherwise be able to obtain control of the Corporation without paying full value, without obtaining shareholder approval and without treating all shareholders equally.

     Although there has been some discussion of reform, the current legislative framework governing take-over bids in Canada and the United States is substantially the same regime that was applicable at the time the Rights Agreement was originally adopted. Accordingly, the Board continues to believe that the Rights Agreement is an appropriate mechanism to assist shareholders in responding to take-over bids and address the situations described above.

     Although the Rights Agreement may impede a change of control to some degree, the Board believes that the Rights Agreement will not adversely limit the opportunity for shareholders to dispose of their shares through a take-over bid which provides fair value to all shareholders. The Board will continue to be bound to consider fully and fairly any take-over bid for voting securities of the Corporation and to discharge their responsibilities with a view to the best interests of the shareholders.

     Shareholder rights plans have been adopted by a large number of publicly held corporations in Canada and the United States. The terms of the Rights Agreement, as amended and restated, are substantially similar to the terms of rights plans recently adopted by other major Canadian companies.

THE CORPORATION'S RIGHTS AGREEMENT

     The principal terms and conditions of the Rights Agreement, as amended and restated, are summarized below. Capitalized terms used but not defined in the summary are used as defined in the Rights Agreement. For full particulars, please refer to the full text of the amended and restated Rights Agreement attached as Schedule B. The summary below is qualified in its entirety by reference to the actual provisions of the amended and restated Rights Agreement.

Overview

     In general terms, if a person (an "Acquiring Person") acquires 20% or more of the Voting Shares of the Corporation other than by way of a Permitted Bid or a Competing Permitted Bid (each as discussed below), holders of Rights other than the Acquiring Person may acquire Voting Shares of the Corporation at a significant discount to the then prevailing market prices. Accordingly, in such a case, the Rights will cause substantial dilution to an Acquiring Person who becomes an Acquiring Person other than through a Permitted Bid or a Competing Bid.

General

     The Rights were issued pursuant to the Rights Agreement between the Corporation and the Rights Agent. Each Right entitles the registered holder thereof to purchase from the Corporation on the occurrence of certain events described below, one Share for a price of Cdn$400 per Share (or its U.S. Dollar Equivalent), subject to adjustments (the "Exercise Price"). If a Flip-in Event occurs, each of the Rights entitles the registered holder to receive, upon payment of the Exercise Price, that number of Shares having a Market Price at the date of that occurrence equal to twice the Exercise Price. The Rights are not exercisable until the Separation Time. The Rights expire on the termination of the annual meeting of the Corporation in the year 2001, unless earlier terminated by the Board.

Trading of Rights

     Prior to the Separation Time, the Rights will be evidenced only by outstanding Share certificates. The Rights Agreement provides that, until the Separation Time, the Rights will be transferable only together with, and will be transferred by, a transfer of the associated Shares. Until the Separation Time or earlier redemption or expiration of the Rights, new Share certificates issued after the Record Time upon the transfer of existing Shares or the issuance of additional Shares will contain a legend incorporating the Rights Agreement by reference. Promptly following the Separation Time, separate certificates evidencing the Rights will be mailed to the holder of record of Shares as of the close of business at the Separation Time and, thereafter, the Rights Certificates alone will evidence the Rights.

Separation Time

     The Rights will be separate and trade apart from the Shares after the Separation Time. The Separation Time is the close of business on the tenth day following the earlier of (i) the date (the "Stock Acquisition Date") of the first public announcement by the Corporation or an Acquiring Person of facts indicating that a person has become an Acquiring Person and (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Corporation or any subsidiary of the Corporation) to commence a take-over bid (other than a Permitted Bid or a Competing Permitted Bid), or such later day as the Board of Directors may determine.

Acquiring Person and Flip-in Event

     An "Acquiring Person" is a person who Beneficially Owns 20% or more of the outstanding Shares of the Corporation. The Rights Agreement provides certain exceptions from this classification, including a person who acquires 20% or more of the outstanding Shares through a Corporate Acquisition, a Permitted Bid Acquisition, a Corporate Distribution, an Exempt Acquisition, or a Convertible Security Acquisition. If a person becomes an Acquiring Person (a "Flip-in Event"), each Right, other than those held by the Acquiring Person and certain related parties, will convert into the right to purchase from the Corporation, upon exercise, the number of Shares having an aggregate Market Price on the date of the Flip-in Event equal to twice the Exercise Price upon payment of an amount in cash equal to the Exercise Price.

Permitted Bids and Competing Permitted Bids

     A Flip-in Event does not occur if a take-over bid is a Permitted Bid. A Permitted Bid is a take-over bid made by means of a take-over bid circular, which:

     (i) is made for all or any portion of the Voting Shares of the Corporation to all holders of record of Voting Shares of the Corporation;

     (ii) contains and is subject to irrevocable and unqualified conditions that:

        (a) no Voting Shares of the Corporation will be taken-up or paid for pursuant to the take-over bid (x) prior to the close of business on the Expiry Date of the bid (which shall be not less than 60 days following the date on which the take-over bid circular is mailed to shareholders) and (y) unless, at the close of business on the Expiry Date of the bid, more than 50% of the then outstanding Voting Shares of the Corporation held by Independent Shareholders have been deposited to the bid and not withdrawn;

        (b) Voting Shares of the Corporation may be deposited pursuant to the take-over bid, unless the bid is withdrawn, at any time prior to the close of business on the Expiry Date of the bid;

        (c) any Voting Shares of the Corporation deposited pursuant to the take-over bid may be withdrawn until taken-up and paid for; and

        (d) if the bid is accepted by the requisite percentage specified in subclause (a)(y) above, the bidder must extend the bid for a period of 10 days to allow other holders of Voting Shares to tender into the bid should they so wish and must make a public announcement to such effect.

     A Competing Permitted Bid is a take-over bid that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for Voting Shares tendered under a Competing Bid is the greater of 21 days and the number of days remaining until the last Expiry Date of any other Permitted Bid or Competing Permitted Bid in existence when the Competing Bid is made.

     Neither a Permitted Bid nor a Competing Bid need be approved by the Board, and either may be taken directly to the shareholders of the Corporation. Acquisitions of Voting Shares made pursuant to a Permitted Bid or a Competing Bid do not give rise to a Flip-in-Event.

Partial Bids

     Like most current generation rights plans, the Rights Agreement has a two-step tender process under which a bid must be extended for 10 days after all of the conditions have been met in order to allow shareholders who have not tendered on the first expiry date to tender once it appears the bid will succeed. This two-step process was implemented in order to alleviate the coercive nature of takeover bids. However, in the case of partial bids, this two-step process may require a bidder who intends to make a permitted partial bid to apply for exemptive relief from certain provisions of applicable Canadian securities laws.

Protection Against Dilution

     The Exercise Price, the number and nature of securities which may be purchased upon the exercise of the Rights and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, consolidation or an issuance of, Shares (or other exchangeable or convertible securities) in exchange for existing Shares and other circumstances where adjustments are appropriate to protect the holders of Rights.

Redemption and Waiver

     With the prior consent of holders of Voting Shares, or, after the Separation Time, Rights, the Board may, at its option, at any time prior to a Flip-in Event, elect to redeem the then outstanding Rights at a redemption price of Cdn$0.0001 per Right, subject to adjustment (the "Redemption Price").

     If an Offeror successfully completes a Permitted Bid or a Competing Permitted Bid, and has acquired a majority of the Voting Shares of the Corporation, then the Board is deemed to have elected to redeem the Rights at the Redemption Price.

     Where a take-over bid that is not a Permitted Bid or a Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

     The Board may waive the application of the Flip-in Event provisions to a Flip-in Event where the Board determines, within 10 Business Days following a Stock Acquisition Date, that the Acquiring Person became such by inadvertence, but only if such Acquiring Person has reduced its beneficial ownership of Voting Shares within 10 days after the foregoing determination by the Board, such that at the time of waiver it is no longer an Acquiring Person.

     The Board may, at any time prior to the occurrence of a Flip-in Event, determine to waive the application of the Flip-in Event provisions to a transaction which would otherwise be subject to such provisions, but only if such Flip-in Event occurs by reason of a take-over bid made by way of a take-over bid circular to all holders of record of Voting Shares of the Corporation; and provided that if the Board waives the application of the Flip-in Event provisions to a particular Flip-in Event, the Board shall be deemed to have waived the application of such provisions to any other Flip-in Event occurring by reason of any take-over bid which is made by means of a take-over bid circular to all holders of record of Voting Shares of the Corporation prior to the expiry of any take-over bid in respect of which a waiver is, or is deemed to have been, granted.

Amendments

     Under the Rights Agreement, the right of the Corporation to make changes without the approval of holders of Voting Shares or, after the Separation Time, Rights is limited to amendments to correct any clerical or typographical error or to amend the Exercise Price in the event that it does not represent a sufficient multiple, as determined in the discretion of the Board, of the Market Price at the time of determination.

     The Corporation may also make amendments, effective upon adoption, required to maintain the validity and effectiveness of the Rights Agreement as a result of any change in any applicable laws or regulatory requirements. However, any such amendments will cease to be effective unless approved by the holders of Voting Shares or, after the Separation Time, Rights, at or immediately following the next meeting of shareholders of the Corporation.

     Any other changes (whether or not they materially adversely affect the holders of Rights) may be made by the Corporation only with the consent of the holders of Voting Shares, or, after the Separation Time, Rights.

     The consent of the holders of Voting Shares or Rights is to be given at a special meeting held in accordance with applicable laws and the Corporation's articles and by-laws by a majority of votes cast by shareholders (other than any holder of Voting Shares who is an Offeror pursuant to a take-over bid that is not a Permitted Bid or a Competing Permitted Bid or of Rights which have become null and void pursuant to the Rights Agreement).

     Any amendment to the Rights Agreement is also subject to the receipt of any requisite approval or consent from any governmental or regulatory authority including the stock exchanges on which any securities of the Corporation are listed.

SHAREHOLDER APPROVAL

     Proxies solicited hereby will be voted in favour of the resolution confirming the adoption of the amended and restated Rights Agreement, unless the shareholder signing such proxy specifies otherwise. Passage of the resolution referred to above requires approval by a majority of the votes cast on the matter at the Meeting. According to the terms of the Rights Agreement, any shareholder who, at the time of the vote, is an Offeror pursuant to a Take-over Bid that is not a Permitted Bid or a Competing Permitted Bid will not be eligible to participate in the vote.

     If the amended and restated Rights Agreement is not confirmed, it will be of no further force and effect. However, if confirmed, the amended and restated Rights Agreement will remain in effect until the annual meeting of the Corporation in the year 2001, unless terminated earlier.

     At the present time, the Corporation has no knowledge of any Take-over Bid or any intended Take-over Bid, by any person.

     THE BOARD HAS DETERMINED THAT THE AMENDED AND RESTATED RIGHTS AGREEMENT CONTINUES TO BE A VALUABLE TOOL THAT CAN BE UTILIZED TO ENHANCE VALUE FOR SHAREHOLDERS IN THE FACE OF AN UNSOLICITED TAKE-OVER BID. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RESOLUTION AMENDING AND CONFIRMING THE RIGHTS AGREEMENT.

                         AMENDMENT TO STOCK OPTION PLAN

     At the Meeting, shareholders will be asked to consider and, if deemed advisable, adopt a resolution, as set out in Schedule C hereto, amending and confirming the Corporation's Stock Option Plan - Officers and Key Employees (the "Officers and Key Employees Plan"). The amendment would increase the aggregate number of Shares which are issuable pursuant to options under the Officers and Key Employees Plan.

OVERVIEW OF PLAN

     The full text of the Officers and Key Employees Plan (consolidated with all amendments to date, including the increase in the maximum number of Shares referred to below) is attached as Schedule D. The summary below is qualified in its entirety by reference to the actual provisions of the Officers and Key Employees Plan.

     The purpose of the Officers and Key Employees Plan is to encourage officers and key employees of the Corporation and its subsidiaries to promote the growth and profitability of the Corporation by providing them with financial incentives in the form of options to acquire Shares.

     At present, the aggregate number of Shares issuable after January 24, 1995 pursuant to the Officers and Key Employees Plan is limited to 3,842,000 Shares. The general practice of the Compensation Committee has been to grant options on an annual basis. In November, 1997, options for 773,000 Shares (1.4% of the issued and outstanding capital of the Corporation) were granted to 173 management personnel pursuant to the Officers and Key Employees Plan. At present grant rates, the Officers and Key Employees Plan can continue for only one year before the stated plan limits are exceeded. Although future grant rates cannot be forecasted with certainty, the proposed amendment to the Officers and Key Employees Plan would enable the plan to continue (at present grant rates) for an additional five years before the stated plan limits are exceeded.

     The option price pursuant to the Officers and Key Employees Plan is the fair market value of the Shares at the time the option is granted. The fair market value of the Shares on March 21, 1998 was $95.3125 per Share. Each option must expire no more than ten years after the date on which the option is granted. The Officers and Key Employees Plan permits options to become exercisable immediately; however, the Corporation's practice has been to grant options that become exercisable in two equal instalments, one at the first anniversary of the date of grant and the other at the second anniversary (or earlier in the event of a "change in control" as defined in the plan). The Officers and Key Employees Plan also permits the Board to elect that an option granted under the plan may be assignable (for no consideration) to the spouse, children or grandchildren of the optionee, as well as to certain entities of which such persons hold the entire beneficial interest.

SUMMARY OF ACTIVITY

     In 1995, the Officers and Key Employees Plan was amended by adding a provision stating that the aggregate number of Shares issuable pursuant to options under the plan after January 24, 1995 may not exceed 3,842,000 Shares. Since January 24, 1995, the following activity has taken place with respect to the Officers and Key Employees Plan through February 3, 1998:

---------------------------------------------------------------------------------------
Aggregate number of Shares issuable pursuant to options at
  January 24, 1995                                                            3,842,000
Shares issued pursuant to option exercises                        (479,300)
Currently outstanding options to acquire Shares                 (2,276,125)
Options to acquire Shares which may still be granted without
  exceeding the existing plan limit                                           1,086,575
---------------------------------------------------------------------------------------

     On February 3, 1998, the Board amended the Officers and Key Employees Plan (subject to shareholder approval at the Meeting) to provide that the maximum number of Shares issuable pursuant to options under the plan after such date is 6,926,125 Shares. As a result, the number of Shares for which options may still be granted without exceeding the plan limit would be increased from 1,086,575 to 4,650,000.

     In addition to the Officers and Key Employees Plan, the Corporation has another share compensation arrangement, the Stock Option Plan - Directors (the "Directors Plan"), which is used to encourage Directors of the Corporation to promote the growth and profitability of the Corporation. The terms of the Directors Plan provide that the aggregate number of Shares issuable after January 24, 1995 pursuant to options under that plan may not exceed 456,000 Shares. As of February 3, 1998, 76,500 Shares had been issued pursuant to option exercises and options to acquire 183,500 Shares were outstanding.

     Accordingly, if the amendment to the Officers and Key Employees Plan is approved, the aggregate number of Shares issuable after February 3, 1998 pursuant to options under all of the Corporation's share compensation arrangements will be 11.9% of the issued and outstanding Shares as at such date (on a fully-diluted basis).

CERTAIN CANADIAN AND U.S. FEDERAL INCOME TAX CONSEQUENCES

     The Canadian and U.S. federal income tax consequences of participating in the Officers and Key Employees Plan are as follows:

Certain Canadian Federal Income Tax Considerations

     An officer or employee will not recognize any income upon the grant of an option. Upon the exercise of the option, however, a Canadian officer or employee generally will be required to include in income under the Income Tax Act (Canada) (the "ITA") a benefit in an amount equal to the excess of the fair market value of the Shares on the date of exercise over the option price. The taxable amount is included in the officer's or employee's income for the year in which he or she acquires the shares as a taxable employment benefit. The amount of the benefit included in income is added to the adjusted cost base of the Shares acquired for purposes of determining any subsequent capital gain or loss. Such officer or employee generally will be entitled to a deduction in computing taxable income equal to one-quarter of the amount of that benefit included in income. Similar rules may apply to U.S. resident officers and employees to the extent that the benefits arising out of the exercise of the option are considered to be earned in Canada.

     Upon the disposition of Shares, a Canadian resident officer or employee generally will recognize a capital gain (or loss) to the extent that the proceeds of disposition exceed (or are exceeded by) the sum of the adjusted cost base of the Shares and the cost of disposition. In general, a U.S. resident officer or employee will not be subject to tax under the ITA on any gain realized on the disposition of Shares.

     The ITA denies a deduction to the Corporation in respect of any benefits deemed to be received in an issue of Shares to employees or officers.

Certain United States Federal Income Tax Considerations

     Upon the grant of an option, a U.S. resident officer or employee will not recognize any taxable income. A U.S. resident officer or employee generally will recognize ordinary income on the date of the exercise of the option equal to the excess, if any, of the fair market value of the Shares on the exercise date over the exercise price. Any ordinary income recognized by a U.S. resident officer or employee by reason of the exercise of an option will constitute wages subject to withholding for United States federal tax purposes. A Canadian resident officer or employee generally will be subject to the same United States federal income tax treatment as a U.S. resident officer or employee only to the extent the benefits under the plan are attributable to services performed in the United States.

     Upon a sale or other disposition of Shares by a U.S. resident officer or employee who acquired the Shares pursuant to the exercise of an option, the U.S. resident officer or employee generally will recognize gain or loss equal to the difference between the amount realized on such sale or other disposition and the U.S. resident officer's or employee's tax basis in such Shares (which would include the exercise price plus the amount of any ordinary income recognized on account of the exercise of the option). If the Shares are held as capital assets, any such gain or loss will be a capital gain or loss. A Canadian resident officer or employee generally will not be subject to United States federal income tax on any gain recognized on the sale or disposition of Shares.

     In general, a U.S. resident officer or employee may elect to claim either a deduction or, subject to certain limitations, a credit in computing his or her United States federal income tax liability for any Canadian income tax paid with respect to the exercise of the option or the sale or disposition of Shares acquired pursuant to the exercise of an option.

General

     The federal income tax considerations discussed above relate to outstanding options and are subject to modification by the Canada-United States Income Tax Convention. In addition, the foregoing summary is of a general nature and is not intended to be, nor should it be construed to be, legal or tax advice to any particular participant in the Officers and Key Employees Plan. This discussion does not purport to deal with all aspects of Canadian and United States federal income taxation that may be relevant to a participant in the Officers and Key Employees Plan and does not take into account Canadian provincial or territorial tax laws, United States state or local tax laws, or tax laws of jurisdictions outside of Canada and the United States. The preceding is based upon the tax laws of Canada and the United States as in effect on the date of this Proxy Circular, which are subject to change. Participants should consult their own tax advisors with respect to their particular circumstances.

SHAREHOLDER APPROVAL

     Proxies solicited hereby will be voted in favour of the resolution amending and confirming the Officers and Key Employees Plan, unless the shareholder signing such proxy specifies otherwise. Pursuant to rules of The Toronto Stock Exchange and the Montreal Exchange, the resolution amending and confirming the Officers and Key Employees Plan must be approved by a majority of the votes cast by disinterested shareholders at the Meeting. All senior officers of the Corporation and any other person who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the outstanding Shares and is eligible to be granted options under the Officer's and Key Employees Plan (and any associates of the persons referred to above who are eligible to be granted options under the Officers and Key Employees Plan) are not disinterested shareholders and, accordingly, are not entitled to vote on the resolution amending and confirming the Officers and Key Employees Plan. In addition, associates of such persons are not entitled to vote their Shares for the purpose of considering the resolution amending and confirming the Officers and Key Employees Plan. Accordingly, to the knowledge of the Corporation, votes attaching to a total of 18,641 Shares out of the 54,152,928 Shares entitled to notice of the Meeting may not be voted.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RESOLUTION AMENDING AND CONFIRMING THE CORPORATION'S STOCK OPTION PLAN - OFFICERS AND KEY EMPLOYEES.

                            MANNER OF VOTING PROXIES

     PROXIES SOLICITED HEREBY WILL BE VOTED OR WITHHELD FROM VOTING ON THE ELECTION OF DIRECTORS, VOTED FOR OR AGAINST OR WITHHELD FROM VOTING ON THE APPOINTMENT OF AUDITORS, VOTED FOR OR AGAINST OR WITHHELD FROM VOTING ON THE RESOLUTION CONFIRMING THE ADOPTION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT AND VOTED FOR OR AGAINST OR WITHHELD FROM VOTING ON THE RESOLUTION AMENDING AND CONFIRMING THE OFFICERS AND KEY EMPLOYEES PLAN, IN ACCORDANCE WITH ANY SPECIFICATIONS MADE ON THE PROXY. IN THE ABSENCE OF ANY SUCH SPECIFICATION, SUCH PROXIES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND THE APPOINTMENT OF THE AUDITORS SPECIFIED IN THIS PROXY CIRCULAR AND FOR THE RESOLUTIONS CONFIRMING THE ADOPTION OF THE AMENDED AND RESTATED RIGHTS AGREEMENT AND AMENDING AND CONFIRMING THE OFFICERS AND KEY EMPLOYEES PLAN.

     The Board knows of no matters to come before the Meeting other than the matters referred to in the Notice of Annual Meeting. However, if any other matters which are not now known to the Board should properly come before the Meeting or any adjournment thereof, or if amendments or variations to the matters referred to in the Notice of Annual Meeting are presented for action at the Meeting or any adjournment thereof, the proxies will be voted on such matters, amendments or variations in accordance with the best judgement of the person voting the proxy which confers such discretionary authority.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Corporation's annual meeting of shareholders in 1999 and which such shareholders are entitled to request be included in the management proxy circular for that meeting must be received at the Corporation's principal executive offices not later than February 8, 1999 under The Business Corporations Act (Saskatchewan) and not later than November 25, 1998 under Rule 14a-8(a)(3)(i) promulgated under the U.S. Securities Exchange Act of 1934.

                                    GENERAL

     In respect of matters to be voted on at the Meeting, where a broker may not be permitted to vote Shares held in street name in the absence of instructions from the beneficial owner of the Shares, such Shares will be considered not entitled to vote, although such Shares and Shares for which the holders abstain from voting will count for purposes of determining the presence of a quorum.

     Copies of the Corporation's most recent Form 10-K together with any document incorporated by reference therein, the most recent annual financial statements together with the accompanying report of the auditor, and any interim financial statements filed subsequent to the filing of the most recent annual financial statements may be obtained on request from the Secretary of the Corporation.

     The contents and the sending of this management proxy circular have been approved by the Board.

                                          /s/ John L.M. Hampton
                                          JOHN L.M. HAMPTON
                                          Secretary
                                          March 26, 1998

                                   SCHEDULE A

                    POTASH CORPORATION OF SASKATCHEWAN INC.
                           RESOLUTION OF SHAREHOLDERS

     WHEREAS Potash Corporation of Saskatchewan Inc. (the "Corporation") and CIBC Mellon Trust Company (formerly, The R-M Trust Company) entered into a shareholder rights agreement (the "Rights Agreement") dated November 10, 1994 and amended March 28, 1995 and May 4, 1995;

     AND WHEREAS the shareholders of the Corporation ratified, confirmed and approved the Rights Agreement on May 11, 1995;

     AND WHEREAS the Board of Directors of the Corporation has approved certain amendments to the Rights Agreement, which are set forth in the amended and restated shareholder rights agreement (the "Amended Rights Agreement") annexed as Schedule B to the proxy circular of the Corporation sent to the shareholders of the Corporation in connection with the annual and special meeting of the Corporation to be held May 7, 1998;

NOW THEREFORE, BE IT RESOLVED THAT:

1. the Amended Rights Agreement is hereby ratified, confirmed and approved by the shareholders of the Corporation; and

2. any officer of the Corporation be and is hereby authorized and directed for and on behalf of the Corporation to do such things and to take such actions as may be necessary or desirable to carry out the intent of the foregoing resolution and the matters authorized thereby.

                                   SCHEDULE B

                          SHAREHOLDER RIGHTS AGREEMENT

                    AS AMENDED AND RESTATED ON MARCH 2, 1998

                                    BETWEEN

                    POTASH CORPORATION OF SASKATCHEWAN INC.

                                      AND

                           CIBC MELLON TRUST COMPANY
                                AS RIGHTS AGENT

                               TABLE OF CONTENTS

                                   ARTICLE 1

                                 INTERPRETATION

1.1        Certain Definitions.........................................    B-4
1.2        Currency....................................................   B-12
1.3        Number and Gender...........................................   B-12
1.4        Descriptive Headings and References.........................   B-12
1.5        Acting Jointly or in Concert................................   B-12
1.6        Application of Statutes, Regulations and Rules..............   B-12

                                  ARTICLE 2
                                  THE RIGHTS
2.1        Legend on Common Share Certificates.........................   B-13
2.2        Initial Exercise Price; Exercise of Rights; Detachment of
           Rights......................................................   B-13
2.3        Adjustments to Exercise Price; Number of Rights.............   B-15
2.4        Date on Which Exercise is Effective.........................   B-19
2.5        Execution, Authentication, Delivery and Dating of Rights
           Certificates................................................   B-20
2.6        Registration, Registration of Transfer and Exchange.........   B-20
2.7        Mutilated, Destroyed, Lost and Stolen Rights Certificates...   B-20
2.8        Persons Deemed Owners.......................................   B-21
2.9        Delivery and Cancellation of Certificates...................   B-21
2.10       Agreement of Rights Holders.................................   B-21

                                  ARTICLE 3
                    ADJUSTMENTS TO THE RIGHTS IN THE EVENT
                           OF CERTAIN TRANSACTIONS
3.1        Flip-In Event...............................................   B-22

                                  ARTICLE 4
                               THE RIGHTS AGENT
4.1        General.....................................................   B-23
4.2        Merger or Consolidation or Change of Name of Rights Agent...   B-24
4.3        Duties of Rights Agent......................................   B-24
4.4        Change of Rights Agent......................................   B-25

                                  ARTICLE 5
                                MISCELLANEOUS
5.1        Redemption and Waiver.......................................   B-26
5.2        Expiration..................................................   B-27
5.3        Issuance of New Rights Certificates.........................   B-27
5.4        Supplements and Amendments..................................   B-27
5.5        Fractional Rights and Fractional Shares.....................   B-28
5.6        Rights of Action............................................   B-29
5.7        Holder of Rights Not Deemed a Shareholder...................   B-29
5.8        Notice of Proposed Actions..................................   B-29
5.9        Notices.....................................................   B-29

5.10       Costs of Enforcement........................................   B-30
5.11       Successors..................................................   B-30
5.12       Benefits of this Agreement..................................   B-30
5.13       Governing Law...............................................   B-30
5.14       Counterparts................................................   B-30
5.15       Severability................................................   B-30
5.16       Effective Date..............................................   B-31
5.17       Determinations and Actions by the Board of Directors........   B-31
5.18       Regulatory Approvals........................................   B-31

                          SHAREHOLDER RIGHTS AGREEMENT

     THIS SHAREHOLDER RIGHTS AGREEMENT dated as of November 10, 1994, amended as of March 28, 1995 and May 4, 1995 and amended and restated on March 2, 1998 between POTASH CORPORATION OF SASKATCHEWAN INC., a corporation incorporated under the laws of Saskatchewan (the "Corporation"), and CIBC MELLON TRUST COMPANY (formerly known as The R-M Trust Company), a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent hereunder);

WITNESSES that:

     WHEREAS the Corporation and the Rights Agent entered into a Shareholder Rights Agreement dated as of November 10, 1994 and amended as of March 28, 1995 and May 4, 1995 (the "Original Agreement") and wish to amend and restate the Original Agreement by entering into this Agreement;

     AND WHEREAS the Board of Directors has determined that it is advisable and in the best interests of the Corporation to adopt and maintain a shareholder rights plan (the "Rights Plan");

     AND WHEREAS in order to implement the Rights Plan the Board of Directors has:

     (a) authorized and declared a distribution of one right ("Right") effective the Close of Business (as hereinafter defined) on December 29, 1994 in respect of each Common Share (as hereinafter defined) outstanding at the Record Time (as hereinafter defined); and

     (b) authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

     AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

     AND WHEREAS the Corporation has appointed the Rights Agent to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein.

     NOW THEREFORE in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

                                   ARTICLE 1

                                 INTERPRETATION

1.1    CERTAIN DEFINITIONS

      For purposes of this Agreement, the following terms have the meanings indicated:

"1933 SECURITIES ACT" shall mean the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

"1934 EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

"ACQUIRING PERSON" shall mean any Person who is at any time the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation; provided, however, that the term "Acquiring Person" shall not include:

      (i)   the Corporation or any Subsidiary of the Corporation;

      (ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of one or any combination of (A) Corporate Acquisitions, (B) Permitted Bid Acquisitions, (C) Corporate Distributions, (D) Exempt Acquisitions or

            (E) Convertible Security Acquisitions; provided further, however, that if a Person shall become the Beneficial Owner of 20% or more of the Voting Shares of the Corporation then outstanding by reason of one or more or any combination of the operation of a Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition and, after such Corporate Acquisition, Permitted Bid Acquisition, Corporate Distribution, Exempt Acquisition or Convertible Security Acquisition, becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares of the Corporation (other than pursuant to Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions), then as of the date of such acquisition, such Person shall become an Acquiring Person;

      (iii) for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of such Person becoming disqualified from relying on Subclause (vii) of the definition of Beneficial Owner because such Person is making or has announced an intention to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person or becomes otherwise disqualified (the first date of public announcement of facts indicating that any Person is making or has announced an intention to make a Take-over Bid being herein referred to as the "Disqualification Date");

      (iv) an underwriter or member of a banking or selling group that acquires Voting Shares of the Corporation from the Corporation in connection with a bona fide distribution to the public of securities; and

      (v) any employee benefits plan or other compensation arrangement of the Corporation.

"AFFILIATE" when used to indicate a relationship with a specified Person, shall mean a Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.

"ASSOCIATE" when used to indicate a relationship with a specified Person shall mean a spouse of such specified Person, any Person with whom such specified Person is living in a conjugal relationship outside marriage or any relative of such specified Person, spouse of such specified Person or other Person who has the same residence as such specified Person.

     A Person shall be deemed the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN",

      (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

      (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity (A) upon the conversion, exchange or exercise of any Convertible Securities or (B) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a bona fide public offering of securities or pursuant to a bona fide pledge of securities); and

      (iii) any securities which are Beneficially Owned within the meaning of paragraphs (i) or (ii) of this definition by any other Person with whom such Person is acting jointly or in concert;

      provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership" of, or to "Beneficially Own" any security solely as a result of the existence of any one or more of the following circumstances:

      (iv) such security has been deposited or tendered pursuant to any Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been taken up or paid for, whichever shall first occur; or

      (v) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy solicitation or any such Person has an agreement, arrangement or understanding with a Beneficial Owner of securities of the Corporation with respect to a particular shareholder proposal or proposals or a particular matter or matters to come before a meeting of shareholders, including the election of directors; or

      (vi) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person has or shares the power to vote or direct the voting of such security in connection with or in order to participate in a public proxy solicitation; or

      (vii) (A) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holds or exercises voting or dispositive power over such security; provided that the ordinary business of any such Person (the "FUND MANAGER") includes the management of investment funds for others and such voting or dispositive power over such security is held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager's duties for the account of any other Person (a "CLIENT"), (B) such Person (the "TRUST COMPANY") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds or exercises voting or dispositive power over such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an "ESTATE ACCOUNT") or for such other accounts (each an "OTHER ACCOUNT"), or (C) the Person, any of such Person's Affiliates or Associates or any other Person acting jointly or in concert with such Person holds or exercises voting or dispositive power over such security, provided that the Person exercising such voting or dispositive power is the administrator or the trustee of one or more pension or profit sharing funds or plans (each a "PENSION FUND") registered under the laws of Canada or any province thereof or existing under the laws of the United States or any state thereof (the "INDEPENDENT PERSON"), or is a Pension Fund, and holds such securities solely for the purposes of its activities as an Independent Person or as a Pension Fund;

      provided, however, that in any of the foregoing cases no one of the Fund Manager, the Trust Company, the Independent Person or the Pension Fund makes or announces an intention to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than an Offer to Acquire Voting Shares or other securities by means of a distribution by the Corporation or by means of ordinary market transactions (including prearranged trades) executed through the facilities of a stock exchange or organized over-the-counter market); or

      (viii) such Person is a Client of the same Fund Manager as another Person on whose account the Fund Manager holds or exercises voting or dispositive power over such security, or such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises voting or dispositive power over such security, or such Person is a Pension Fund with the same Independent Person as another Pension Fund; or

      (ix) such Person is a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person is a Pension Fund and such security is owned at law or in equity by the Independent Person or the Pension Fund; or

      (x) such Person is a registered holder of securities as a result of carrying on the business of, or acting as the nominee of, a securities depository.

For purposes of this Agreement, in determining the percentage of the outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all Voting Shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

"BOARD OF DIRECTORS" shall mean the board of directors of the Corporation.

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of Regina, Saskatchewan are authorized or obliged by law to close.

"CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States dollars shall mean on any date the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S.-Canadian Exchange Rate in effect on such date.

"CANADIAN-U.S. EXCHANGE RATE" shall mean on any date the inverse of the U.S.-Canadian Exchange Rate.

"CLOSE OF BUSINESS" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in the City of Regina (or, after the Separation Time, the office of the Rights Agent in the City of Regina) becomes closed to the public.

"COMMON SHARES" shall mean the Common Shares in the capital of the Corporation; provided, however, that "Common Shares", when used with reference to any Person other than the Corporation, shall mean the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person.

"COMPETING PERMITTED BID" means a Take-over Bid which: (i) is made while another Permitted Bid is in existence, and (ii) satisfies all the components of the definition of a Permitted Bid, except that the requirements set out in subclause
(ii)(A) of the definition of a Permitted Bid shall be satisfied if the Take-over Bid shall contain, and the take up and payment for securities tendered or deposited thereunder shall be subject to, an irrevocable and unqualified condition that no Voting Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on the date that is no earlier than the date which is the later of (A) 21 days after the date the Take-over Bid is made, or (B) the last Expiry Date of any other Permitted Bid or Competing Permitted Bid in existence when the Take-over Bid is made, and only if at that date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered to the Take-over Bid and not withdrawn.

"CONTROLLED": a corporation is "controlled" by another Person or two or more Persons if:

      (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons; and

      (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

and "CONTROLS", "CONTROLLING" and "UNDER COMMON CONTROL WITH" shall be interpreted accordingly;

"CONVERTIBLE SECURITY" means at any time:

      (i) any right (regardless of whether such right constitutes a security) to acquire Voting Shares from the Corporation; and

      (ii) any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right;

            which is then exercisable or exercisable within a period of 60 days from that time pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency).

"CONVERTIBLE SECURITY ACQUISITION" means the acquisition of Voting Shares upon the exercise, conversion or exchange of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Corporate Distribution.

"CORPORATE ACQUISITION" means an acquisition by the Corporation or a Subsidiary of the Corporation or the redemption by the Corporation of Voting Shares of the Corporation which, by reducing the number of Voting Shares of the Corporation outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any Person.

"CORPORATE DISTRIBUTION" means an acquisition as a result of:

      (i) a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class or series of the Corporation; or

      (ii) any other event pursuant to which all holders of Voting Shares of the Corporation are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt and/or exercise of rights issued by the Corporation and distributed to all the holders of a series or class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person.

"CORPORATIONS ACT" shall mean The Business Corporations Act, R.S.S. (1978) c. B-10 and the regulations made thereunder and any comparable or successor laws or regulations thereto;

"ELECTION TO EXERCISE" shall have the meaning attributed thereto in Subsection 2.2(d).

"EXEMPT ACQUISITION" means an acquisition of securities of the Corporation:

      (i) in respect of which the Board of Directors has waived the application of Section 3.1 hereof pursuant to the provisions of Subsections 5.1(f) or 5.1(g) hereof;

      (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to the holders of Voting Shares of the Corporation;

      (iii) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus or a securities exchange take-over bid; or

      (iv) pursuant to an issuance and sale by the Corporation of Voting Shares or Convertible Securities by way of a private placement by the Corporation, pursuant to an amalgamation, merger or other statutory procedure requiring shareholders' approval or upon the exercise by an individual employee or director of stock options granted under a stock option plan of the Corporation or rights to purchase securities granted under a stock participation plan of the Corporation, provided that all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals.

"EXERCISE PRICE" shall mean, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $400.

"EXPIRY DATE OF A PERMITTED BID" means the date, which shall be not less than 60 days following the date on which the Take-over Bid circular is sent to shareholders of the Corporation, indicated in such circular as the date until which such Permitted Bid is open for acceptance.

"EXPIRATION TIME" shall mean the earliest of (i) the Termination Time, (ii) the termination of the annual meeting of the Corporation in the year 2001 and (iii) the Close of Business on the date this Agreement becomes void pursuant to the provisions of Section 5.16 hereof.

"FLIP-IN EVENT" shall mean a transaction or event as a result of which any Person shall become an Acquiring Person provided, however, that a Flip-in Event shall be deemed to occur at the Close of Business on the tenth day (or on such later day as the Board of Directors shall determine) after a Stock Acquisition Date.

"INDEPENDENT SHAREHOLDERS" shall mean holders of Voting Shares of the Corporation, other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror, and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid.

"MARKET PRICE" per security of any securities on any date of determination shall mean the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in
Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Day not to be fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading
Day). The closing price per security of any securities on any date shall be:

      (i) the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal stock exchange in Canada on which such securities are listed or posted for trading,

      (ii) if such securities are not listed or posted for trading on any stock exchange in Canada, the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for each share of such securities as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange in the United States on which such securities are listed or admitted to trading,

      (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange in Canada or a national securities exchange in the United States, the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or

      (iv) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if on any such date the securities are not traded on any stock exchange or in the over-the-counter market, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined in good faith by the Board of Directors, after consultation with a recognized investment banking firm with respect to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

"OFFER TO ACQUIRE" shall include:

      (i) an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares, and

      (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited,

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

"OFFEROR" shall mean a Person who is making or has announced a current intention to make a Take-over Bid.

"PERMITTED BID" means a Take-over Bid made by an Offeror which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

      (i) the Take-over Bid is made to all holders of record of Voting Shares of the Corporation wherever resident as registered in the books of the Corporation other than the Offeror;

      (ii) the Take-over Bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

          (A) no Voting Shares of the Corporation will be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business on the Expiry Date of the Permitted Bid and (y) unless, at the Close of Business on the Expiry Date of the Permitted Bid, more than 50% of the then outstanding Voting Shares of the Corporation held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

          (B) Voting Shares of the Corporation may be deposited pursuant to such Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the Close of Business on the Expiry Date of the Permitted Bid;

          (C) any Voting Shares of the Corporation deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

          (D)   in the event that the requirement set forth in subclause
                (ii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares of the Corporation for not less than 10 days from the date of such public announcement.

"PERMITTED BID ACQUISITION" shall mean an acquisition of securities of the Corporation made pursuant to a Permitted Bid or a Competing Permitted Bid.

"PERSON" shall include any individual, firm, partnership, syndicate, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, corporation or other incorporated or unincorporated organization.

"RECORD TIME" shall mean the Close of Business on December 29, 1994.

"REDEMPTION PRICE" shall have the meaning attributed thereto in Section 5.1.

"RIGHTS" shall mean the herein described rights to purchase securities pursuant to the terms and subject to the conditions set forth herein.

"RIGHTS CERTIFICATE" shall mean the certificates representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A.

"SECURITIES ACT (SASKATCHEWAN)" shall mean The Securities Act 1988, S.S. 1988-9 c.S-42.2 and the regulations made thereunder and any comparable or successor laws or regulations thereto.

"SEPARATION TIME" shall mean the Close of Business on the tenth day after the earlier of:

      (i)   the Stock Acquisition Date, and

      (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be)

or on such later day as the Board of Directors shall determine; provided that if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such offer shall be deemed, for the purposes of this definition, never to have been made.

"STOCK ACQUISITION DATE" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 110 of the Securities Act (Saskatchewan) or
Section 13(d) of the 1934 Exchange Act) by the Corporation or an Acquiring Person of facts indicating that an Acquiring Person has become such.

"SUBSIDIARY": a corporation shall be deemed to be a Subsidiary of another corporation if:

      (i)   it is controlled by:

          (A) that other; or

          (B) that other and one or more corporations each of which is controlled by that other; or

          (C) two or more corporations each of which is controlled by that other; or

      (ii)  it is a Subsidiary of a corporation that is that other's Subsidiary.

"TAKE-OVER BID" means an Offer to Acquire Voting Shares of the Corporation or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares of the Corporation, where the Voting Shares of the Corporation subject to the Offer to Acquire, together with the Voting Shares of the Corporation into which the securities subject to the Offer to Acquire are convertible, exchangeable or exercisable and the Voting Shares of the Corporation or securities convertible into or exchangeable for or carrying a right to purchase Voting Shares of the Corporation Beneficially Owned by the Offeror, any Affiliate or Associate of such Offeror and any Person acting jointly and in concert with the Offeror or with any Affiliate or Associate of the Offeror, and any Affiliates or Associates of such Person so acting jointly or in concert, constitute in the aggregate 20% or more of the outstanding Voting Shares of the Corporation at the date of the Offer to Acquire.

"TERMINATION TIME" shall mean the time at which the right to exercise Rights shall terminate pursuant to Subsections 5.1(a) or 5.1(b) hereof.

"TRADING DAY" when used with respect to any securities, shall mean a day on which the principal United States or Canadian securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any United States or Canadian securities exchange, a Business Day.

"U.S.-CANADIAN EXCHANGE RATE" shall mean on any date:

      (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

      (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

"U.S. DOLLAR EQUIVALENT" of any amount which is expressed in Canadian dollars shall mean on any date the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian-U.S. Exchange Rate in effect on such date.

"VOTING SHARES" when used with reference to the Corporation, shall mean collectively the Common Shares of the Corporation and any other shares of capital stock or voting interests of the Corporation entitled to vote generally in the election of directors and, when used with reference to any Person other than the Corporation, shall mean Common Shares of such other Person and any other shares of capital stock or voting interests of such other Person entitled to vote generally in the election of the directors of such other Person. For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

100 X  A
      ---
       B

where


A = the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and
B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purposes of both A and B above.

1.2    CURRENCY

      All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.3    NUMBER AND GENDER

      Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.4    DESCRIPTIVE HEADINGS AND REFERENCES

      Descriptive headings and the Table of Contents appear herein for convenience of reference only and shall not affect the meaning or construction of any of the provisions hereof. All references to Articles, Sections, Subsections, Clauses and Exhibits are to the articles, sections, subsections and clauses of and exhibits to and forming part of this Agreement. The words "hereto", "herein", "hereof", "hereunder", "this Agreement" and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented from time to time.

1.5    ACTING JOINTLY OR IN CONCERT

      For purposes of this Agreement, a Person is acting jointly or in concert with every other Person who is a party to any agreement, commitment or understanding, whether formal or informal, with the first mentioned Person or any Associate or Affiliate thereof, for the purpose of acquiring or making an Offer to Acquire Voting Shares.

1.6    APPLICATION OF STATUTES, REGULATIONS AND RULES

      Where a statute, regulation or rule is referred to in a definition or other provision of this Agreement, it shall be conclusively deemed to have application in the contemplated circumstances notwithstanding that such statute, regulation or rule might not, but for the provisions of this Section 1.6 have application for want of jurisdiction or otherwise.

                                   ARTICLE 2

                                   THE RIGHTS

2.1    LEGEND ON COMMON SHARE CERTIFICATES

      Common Share certificates issued after the Record Time but prior to the Close of Business on the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the effective date of this Agreement, shall have impressed on, printed on, written on or otherwise affixed to them a legend, substantially in the following form:

       "Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of the 10th day of November, 1994, as amended and restated from time to time (the "Rights Agreement"), between Potash Corporation of Saskatchewan Inc. (the "Corporation") and CIBC Mellon Trust Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the head office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended, redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor."

provided that the Corporation may continue to issue, without alteration, any existing supplies on hand of Common Share certificates which bear the legend provided for in the Original Agreement.

      Until the Separation Time, certificates representing Common Shares that are issued and outstanding shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend. Following the Separation Time, Rights will be evidenced by Rights Certificates issued pursuant to Section 2.2.

2.2    INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

      (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price or its U.S. Dollar Equivalent as at the Business Day immediately preceding the date of exercise of the Right, one Common Share (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

      (b) Until the Separation Time (i) the Rights shall not be exercisable and no Right may be exercised and (ii) for administrative purpose, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

      (c) From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised and the registration and transfer of the Rights shall be separate from and independent of Common Shares. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

          (i) a Rights Certificate in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and

          (ii) a disclosure statement prepared by the Corporation describing the Rights.

      (d) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent:

          (i) the Rights Certificate evidencing such Rights together with an Election to Exercise such Rights (an "ELECTION TO EXERCISE") substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

          (ii) payment in cash, or by certified cheque, banker's draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

      (e) Upon receipt of a Rights Certificate, with an Election to Exercise appropriately completed and duly executed, which does not indicate that such Right is void as provided by Subsection 3.1(b), accompanied by payment as set forth in Clause 2.2(d)(ii), the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

          (i) requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably agreeing to authorize its transfer agents to comply with all such requisitions),

          (ii) after receipt of such certificates referred to in Clause 2.2(e)(i), deliver such certificates to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder,

          (iii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares,

          (iv) when appropriate after receipt, deliver such cash referred to in Clause 2.2(e)(iii) (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate, and

          (v) tender to the Corporation all payments received on exercise of the Rights.

      (f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

      (g)  The Corporation covenants and agrees that it will:

          (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

          (ii) take all such action as may be necessary and within its power to comply with any applicable requirements of the Corporations Act, the Securities Act (Saskatchewan) and the securities statute or comparable legislation of each of the other provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act, and any other applicable securities laws and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

          (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed upon issuance on the stock exchanges where the Common Shares may be listed at that time; and

          (iv) pay when due and payable any and all Canadian and United States federal, provincial and state transfer taxes (not in the nature of income or withholding taxes) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised.

2.3    ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

      (a) The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

      (b) In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

          (i) declare or pay a dividend on the Common Shares of the Corporation payable in Common Shares or other capital stock of the Corporation (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock of the Corporation) other than pursuant to any optional stock dividend program;

          (ii) subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

          (iii) consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or

          (iv) issue any Common Shares or other capital stock of the Corporation (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock of the Corporation) in respect of, in lieu of, or in exchange for existing Common Shares, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If the Exercise Price and number of Rights outstanding are to be adjusted:

          (x) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

          (y) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

          If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights.

          If an event occurs which would require an adjustment under both this
          Section 2.3 and Section 3.1, the adjustment provided for in this
          Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under Section 3.1.

          If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares (otherwise than in a transaction referred to in this Subsection 2.3(b)), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such Common Share.

      (c) In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of rights, options or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange, purchase or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right) per share) less than the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange, purchase or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors. To the extent that such rights of exchange, conversion, purchase or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

           For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights, options or warrants) shall not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90 percent of the current market price per share (determined as provided in such plans) of the Common Shares.

      (d) In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend (as defined below) or a dividend paid in Common Shares) or rights, options or warrants (excluding those referred to in Subsection 2.3(c)), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Market Price per Common Share on such record date less the fair market value per Common Share (as determined in good faith by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights, options or warrants so to be distributed and the denominator of which shall be the Market Price per Common Share on such record date. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

           For the purpose of this Subsection 2.3(d), "Regular Periodic Cash Dividend" shall mean cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

          (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

          (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

          (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

      (e)  Each adjustment made pursuant to this Section 2.3 shall be made as of

          (i) the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b) above, and

          (ii) the record date for the applicable dividend or distribution in the case of an adjustment made pursuant to Subsection 2.3(c) or
                (d) above.

      (f) Subject to the prior consent of the holders of Voting Shares or Rights obtained in accordance with the provisions of Subsection 5.4(b) or 5.4(c), as applicable, in the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clauses 2.3(b)(i), 2.3(b)(iv) or 2.3(c) or 2.3(d) above, if the Board of Directors acting in good faith determines that the adjustments contem-plated by Subsections 2.3(b), (c) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), (c) and (d) above, such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), (c) and (d) above, shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

      (g) Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require increase or decrease of at least one percent in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments made pursuant to this Section 2.3 shall be made to the nearest cent or to the nearest ten thousandth of a Common Share, as the case may be. Notwithstanding the first sentence of this Subsection 2.3(g), any adjustment required by this Section 2.3 shall be made no later than the Termination Date.

      (h) If as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Subsections 2.3 (b), (c), (d), (e), (f),
           (g), (i), (j), (k), (l), (m), (n) and (o), and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

      (i) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

      (j) Unless the Corporation shall have exercised its election, as provided in Subsection 2.3(k), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.3(c) and (d), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by:

          (i) multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the relevant Exercise Price in effect immediately prior to such adjustment of the relevant Exercise Price; and

          (ii) dividing the product so obtained by the relevant Exercise Price in effect immediately after such adjustment of the relevant Exercise Price.

      (k) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(k), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

      (l) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

      (m) In any case in which this Section 2.3 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

      (n) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in each Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) subdivision or consolidation of the Common Shares,
           (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders.

      (o) The Corporation covenants and agrees that, after the Separation Time, it will not, except as permitted by Section 5.1 or 5.4, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.4    DATE ON WHICH EXERCISE IS EFFECTIVE

      Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(e) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the

Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5    EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

      (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chairman, President, Chief Executive Officer, Vice President or Chief Financial Officer, under its corporate seal reproduced thereon attested by its Vice President, General Counsel, Secretary or Assistant Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

      (b) Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

      (c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

      (a) The Corporation will cause to be kept a register (the "RIGHTS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "RIGHTS REGISTRAR" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

           After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c), the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holders' instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

      (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

      (c) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.7    MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES

      (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

      (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

      (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

      (d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8    PERSONS DEEMED OWNERS

      Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9    DELIVERY AND CANCELLATION OF CERTIFICATES

      All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10   AGREEMENT OF RIGHTS HOLDERS

      Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

      (a) such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

      (b) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

      (c) after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

      (d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

      (e) such holder is not entitled to receive any fractional Rights or fractional Common Shares upon the exercise of Rights; and

      (f) this Agreement may be supplemented or amended from time to time as provided herein.

                                   ARTICLE 3

                     ADJUSTMENTS TO THE RIGHTS IN THE EVENT
                            OF CERTAIN TRANSACTIONS

3.1    FLIP-IN EVENT

      (a) Subject to Subsection 3.1(b) and Subsections 5.1(f) and 5.1(g), in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as shall be necessary to ensure, within 10 Business Days thereafter or such longer period as may be required to satisfy the requirements of the Corporations Act, The Securities Act (Saskatchewan) and the securities laws or comparable legislation of each of the provinces of Canada and of the United States and each of the states thereof, that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

      (b) Notwithstanding the foregoing or any other provisions of this Agreement, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

           (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any Acquiring Person); or

           (ii) a transferee, direct or indirect, of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) in a transfer made after the date hereof, whether or not for consideration, that the Board of Directors of the Corporation acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding clause (i) of this Section 3.1(b), shall become void and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement and shall have no other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1(b) and such Rights shall become null and void.

      (c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either subclauses (i) or (ii) of Subsection 3.1(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

              The Rights represented by this Rights Certificate were Beneficially Owned by a Person who was an Acquiring Person or who was an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Shareholder Rights Agreement) or a Person acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in paragraph 3.1(b) of the Shareholder Rights Agreement.

           provided that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend.

                                   ARTICLE 4

                                THE RIGHTS AGENT

4.1    GENERAL

      (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Corporation may determine. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement.

      (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration and execution of this Agreement and the exercise and performance of its duties hereunder in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2    MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

      (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent, and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

      (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3    DUTIES OF RIGHTS AGENT

      The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

      (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion;

      (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be Chairman, President, Chief Executive Officer, any Vice President, Chief Financial Officer, General Counsel or Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

      (c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct and that of its officers, employees and other representatives;

      (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

      (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

      (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

      (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman, Chief Executive Officer, the President, any Vice President, Chief Financial Officer, General Counsel or the Secretary of the Corporation, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action or suffered by it in good faith in accordance with instructions of any such person;

      (h) The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

      (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4    CHANGE OF RIGHTS AGENT

      The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Corporation) to the Corporation and to the transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. The Corporation may remove the Rights Agent upon 90 days' notice in writing, mailed to the Rights Agent and to the transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Saskatchewan. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing which the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                                   ARTICLE 5

                                 MISCELLANEOUS

5.1    REDEMPTION AND WAIVER

      (a) Subject to the prior consent of the holders of Voting Shares or Rights obtained in accordance with Subsection 5.4(b) or (c), as applicable, the Board of Directors may, at its option, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

      (b) If before the occurrence of a Flip-in Event a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to an Exempt Acquisition occurring under Subsection 5.1(g), outstanding Voting Shares other than Voting Shares Beneficially Owned by such Person at the date of the Permitted Bid, the Competing Permitted Bid or such Exempt Acquisition occurring under Subsection 5.1(g), the Board of Directors of the Corporation shall, immediately upon such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

      (c) Where a Take-over Bid that is not a Permitted Bid or a Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Notwithstanding such redemption, all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and it shall be deemed not to have occurred and Rights shall remain attached to the outstanding Voting Shares, subject to and in accordance with the provisions of this Agreement.

      (d) Within ten Business Days after the Board of Directors electing or being deemed to have elected to redeem the Rights, the Corporation shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears on Rights Register (as defined in Subsection 2.6(a)) or, prior to the Separation Time, on the Common Share register maintained by the Corporation's transfer agent. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

      (e) If the Board of Directors elects to or is deemed to have elected to redeem the Rights, the right to exercise the Rights will thereupon without further action and without notice terminate and the only right thereafter of the holder of a Right shall be to receive the Redemption Price.

      (f) The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within 10 Business Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and if such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(f) must be on the condition that such Person has, within 10 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the "Disposition Date"), reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the Close of Business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

      (g) The Board of Directors may, until a Flip-in Event shall have occurred, upon written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event but only if such Flip-in Event occurs by reason of a Take-over Bid made by way of a take-over bid circular to all holders of record of Voting Shares of the Corporation (which, for greater certainty, does not include the circumstances described in Subsection 5.1(f)); provided, however, that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(g), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of record of Voting Shares of the Corporation prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(g).

5.2    EXPIRATION

      No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as provided in Subsection 4.1(a).

5.3    ISSUANCE OF NEW RIGHTS CERTIFICATES

      Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4    SUPPLEMENTS AND AMENDMENTS

      (a) The Corporation may make, without the approval of the holders of Rights or Voting Shares, any amendments to this Agreement (i) to correct any clerical or typographical error; (ii) which are required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws or regulatory requirements; or (iii) to amend the Exercise Price in the event that it does not represent a sufficient multiple, as determined in the discretion of the Board of Directors, of the Market Price at the time of determination. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

      (b) Subject to Subsection 5.4(a), the Corporation may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Voting Shares of the Corporation at a special meeting called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles and bylaws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who is an Offeror pursuant to a Takeover Bid that is not a Permitted Bid or a Competing Permitted Bid, with respect to all Voting Shares Beneficially owned by such Person), represented in person or by proxy at the special meeting.

      (c) The Corporation may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a special meeting of holders of Rights called and held in compliance with applicable laws and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of the Corporation applicable to meetings of holders of Voting Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to Subsection 3.1(b)), represented in person or by proxy at the special meeting.

      (d) Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws or regulatory requirements shall:

          (i) if made before the Separation Time, be submitted to the holders of Voting Shares of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;

          (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(c), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders of the Corporation or the holders of Rights or is not submitted to the shareholders of the Corporation or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

5.5    FRACTIONAL RIGHTS AND FRACTIONAL SHARES

      (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Subject to Section 5.2, after the Separation Time there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of a whole Right in lieu of such fractional Rights.

      (b) The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share.

5.6    RIGHTS OF ACTION

      Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holders Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7    HOLDER OF RIGHTS NOT DEEMED A SHAREHOLDER

      No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section
5.8 hereof), or to receive dividends or subscription rights or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8    NOTICE OF PROPOSED ACTIONS

      If after the Separation Time and prior to the Expiration Time

      (i)   there shall occur an adjustment to the Rights pursuant to Section
            3.1 as a result of the occurrence of a Flip-in Event, or

      (ii) the Corporation proposes to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation's assets,

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such adjustment to the Rights, liquidation, dissolution, or winding-up occurred or is to take place, and such notice shall be so given within ten Business Days after the occurrence of an adjustment to the Rights or at least 20 Business Days prior to the date of taking of such proposed action by the Corporation.

5.9    NOTICES

      Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

      Potash Corporation of Saskatchewan Inc.
      Suite 500, 122 - 1st Avenue South
      Saskatoon, Saskatchewan
      S7K 7G3

      Attention: Secretary

Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

      CIBC Mellon Trust Company
      2201 - 11th Avenue
      Regina, Saskatchewan
      S4P OJ8

      Attention: Manager, Corporate Trust Department

Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Corporation for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

5.10   COSTS OF ENFORCEMENT

      The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.11   SUCCESSORS

      All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.12   BENEFITS OF THIS AGREEMENT

      Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.13   GOVERNING LAW

      This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Saskatchewan and for all purposes shall be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

5.14   COUNTERPARTS

      This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.15   SEVERABILITY

      If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.16   EFFECTIVE DATE

      This Agreement is effective from the date hereof. If this Agreement, as amended and restated, is not confirmed by a resolution passed by a majority of the votes cast by holders of Voting Shares (or, after the Separation Time, Rights) permitted to vote on such resolution under Section 5.4 hereof who vote in respect of this Agreement, as amended and restated, at the 1998 Annual Meeting of Shareholders of the Corporation, then this Agreement and any then outstanding Rights shall terminate and be void and be of no further force and effect from the termination time of the 1998 Annual Meeting of Shareholders, in accordance with the terms and conditions of the Original Agreement.

5.17   DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

      The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to take all actions and make all calculations and determinations deemed necessary or advisable for the administration of this Agreement. All such actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.18   REGULATORY APPROVALS

      Any obligation of the Corporation or action or event contemplated by this Agreement (including any issuance of Common Shares or other capital stock of the Corporation or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other capital stock of the Corporation, or rights, options or warrants to subscribe for or purchase any Common Shares or other capital stock of the Corporation), and any supplement or amendment to this Agreement, shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority including, without limiting the generality of the foregoing, any stock exchanges on which any securities of the Corporation are listed.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                            POTASH CORPORATION
                                            OF SASKATCHEWAN INC.

                                            By:       "CHARLES E. CHILDERS"

                                            By:        "JOHN L.M. HAMPTON"

                                            CIBC MELLON TRUST COMPANY

                                            By:         "ELIZABETH EARLE"

                                            By:         "SHAWN L. MURPHY"

                       POTASH CORPORATION OF SASKATCHEWAN

                                   EXHIBIT A
                          (Form of Rights Certificate)

CERTIFICATE NO.                                           ______________  RIGHTS

         THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(b) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM OR SUCH PERSON'S ASSOCIATES OR AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION

                               RIGHTS CERTIFICATE

     This certifies that ________________________ , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Agreement, dated as of November 10, 1994, as amended and restated from time to time (the "Rights Agreement"), between Potash Corporation of Saskatchewan Inc., a corporation incorporated under the laws of Saskatchewan (the "Corporation"), and CIBC Mellon Trust Company, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in any of the cities of Montreal, Toronto, Winnipeg, Regina, Calgary and Vancouver. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be $400 (Canadian) per Right.

     In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive more or less than one Common Share, all as provided in the Rights Agreement.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the head office of the Corporation and are available upon written request.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.0001 (Canadian) per Right.

     No fractional Common Share will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:  ____________________________

POTASH CORPORATION OF SASKATCHEWAN INC.

___________________________________        ____________________________________

Countersigned:

CIBC MELLON TRUST COMPANY

___________________________________
       Authorized Signature

                  (To be attached to each Rights Certificate)

                          FORM OF ELECTION TO EXERCISE

TO:

     The undersigned hereby irrevocably elects to exercise _____________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                    Address

________________________________________________________________________________
   Social Insurance, Social Security or Other Taxpayer Identification Number

DATED: _______________________________  ________________________________________
                                                       Signature
Signature Guaranteed
                                        (Signature must correspond to name as
                                        written upon the face of this Rights
                                        Certificate in every particular, without alteration or enlargement or any change whatsoever)

     Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

________________________________________________________________________________
                           (To be completed if true)

     The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing or such Person's Associates or Affiliates (as defined in the Rights Agreement).

                                         _______________________________________
                                                         Signature

________________________________________________________________________________

                                     NOTICE

     In the event the certification set forth above is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, accordingly, such Rights shall be null and void and not transferable or exercisable.

                               FORM OF ASSIGNMENT

            (To be executed by the registered holder if such holder
                 desires to transfer the Rights Certificates.)

     FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto

________________________________________________________________________________
                 (please print name and address of transferee)

the Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint

________________________________________________________________________________

attorney, to transfer the within Rights on the books of the within-named Corporation, with full power of substitution.

DATED: ____________________________    _________________________________________
                                                       Signature

                                       (Signature must correspond to name as
                                       written upon the face of this Rights
Signature Guaranteed                   Certificate in every particular, without
                                       alteration or enlargement or any change
                                       whatsoever)

     Signature must be guaranteed by a member firm of a recognized stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

________________________________________________________________________________
                           (To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing or such Person's Associates or Affiliates (as defined in the Rights Agreement).

                                            ____________________________________
                                                         Signature
________________________________________________________________________________

                                     NOTICE

     In the event the certification set forth above is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, accordingly, such Rights shall be null and void and not transferable or exercisable.

                                   SCHEDULE C

                    POTASH CORPORATION OF SASKATCHEWAN INC.
                           RESOLUTION OF SHAREHOLDERS

     WHEREAS the Board of Directors of Potash Corporation of Saskatchewan Inc. (the "Corporation") has approved an amendment to the Corporation's Stock Option Plan - Officers and Key Employees, which is set forth in the amended and restated Stock Option Plan - Officers and Key Employees (the "Amended Officers and Key Employees Plan") annexed as Schedule D to the proxy circular of the Corporation sent to the shareholders of the Corporation in connection with the annual and special meeting of the Corporation to be held May 7, 1998;

NOW THEREFORE, BE IT RESOLVED THAT:

1. the first sentence of clause 4 of the Corporation's Stock Option Plan - Officers and Key Employees, namely, "The aggregate number of Common Shares issuable after January 24, 1995 pursuant to options under this Plan may not exceed 3,842,000 shares" be deleted and replaced with "The aggregate number of Common Shares issuable after February 3, 1998 pursuant to options under this Plan may not exceed 6,926,125 shares";

2. the Amended Officers and Key Employees Plan is hereby ratified, confirmed and approved by the shareholders of the Corporation; and

3. any officer of the Corporation be and is hereby authorized and directed for and on behalf of the Corporation to do such things and to take such actions as may be necessary or desirable to carry out the intent of the foregoing resolution and the matters authorized thereby.

                                   SCHEDULE D

                    POTASH CORPORATION OF SASKATCHEWAN INC.
                 STOCK OPTION PLAN - OFFICERS AND KEY EMPLOYEES

1.   PURPOSE OF PLAN

     Potash Corporation of Saskatchewan Inc. (the "Corporation") by resolution of its Board of Directors (the "Board") has established this Plan to encourage officers and key employees of the Corporation and its subsidiaries to promote the growth and profitability of the Corporation by providing them with the opportunity through options to acquire Common Shares of the Corporation ("Common Shares"). The Corporation's Stock Option Incentive Plan, previously in effect, has been bifurcated into this Plan and the Corporation's Stock Option Plan - Directors.

2.   ADMINISTRATION

     This Plan shall be administered by the Board.

3.   GRANT OF OPTIONS

     From time to time the Board may designate individual officers and key employees of the Corporation and its subsidiaries eligible to be granted options to purchase Common Shares and the number of Common Shares which each such person will be granted an option to purchase; provided that the aggregate number of Common Shares subject to such options may not exceed the number provided for in paragraph 4 of this Plan.

4.   SHARES SUBJECT TO OPTION

     The aggregate number of Common Shares issuable after February 3, 1998 pursuant to options under this Plan may not exceed 6,926,125 shares. The number of Common Shares issuable pursuant to options under this Plan shall be subject to adjustment under paragraphs 8 and 9.

     The aggregate number of Common Shares in respect of which options have been granted to any one person and which remain outstanding shall not at any time exceed 5% of the number of issued and outstanding Common Shares (on a non-diluted basis) at that time.

     If any option granted under this Plan, or any portion thereof, expires or terminates for any reason without having been exercised in full, the Common Shares with respect to which such option has not been exercised shall again be available for further options under this Plan.

5.   OPTION PRICE

     The option price under this Plan to any optionee shall be fixed by the Board when the option is granted and shall be not less than the fair market value of the Common Shares at such time which, for optionees resident in the United States and any other optionees designated by the Board, shall be deemed to be the closing price per share of the Common Shares on the New York Stock Exchange on the last trading day immediately preceding the day the option is granted and, for all other optionees, shall be deemed to be the closing price per share of the Common Shares on The Toronto Stock Exchange on the last trading day immediately preceding the day the option is granted; provided that, in either case, if the Common Shares did not trade on such exchange on such day the option price shall be the closing price per share on such exchange on the last day on which the Common Shares traded on such exchange prior to the day the option is granted.

6.   TERMS OF OPTION

     The period during which an option is exercisable may not exceed 10 years from the date the option is granted, and the option agreement may contain provisions limiting the number of Common Shares with respect to which the option may be exercised in any one year. Each option agreement shall contain provisions to the effect that:

     (a) if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of his or her death, or if an optionee who is a retiree pursuant to clause b below dies, the legal personal representatives of the optionee will be entitled to exercise any unexercised options, to the extent exercisable at the date of death, during the period ending at the end of the sixth calendar month following the calendar month in which the optionee dies, failing which exercise the options terminate;

     (b) subject to the terms of clause a above, if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, by reason of retirement in accordance with then prevailing retirement policy of the Corporation or subsidiary, the optionee will be entitled to exercise any unexercised options, including such options as may vest after the date of retirement, during the period ending at the end of the 36th calendar month following the calendar month in which the optionee retires, failing which exercise the options terminate;

     (c) if the employment of an optionee as an officer or employee of the Corporation or a subsidiary terminates, for any reason other than as provided in the preceding clauses a or b, the optionee will be entitled to exercise any unexercised options, to the extent exercisable at the date of such event, during the period ending at the end of the calendar month immediately following the calendar month in which the event occurs, failing which exercise the options terminate; and

     (d) each option is personal to the optionee and is not assignable, except
         (i) as provided in the preceding clause a, and (ii) at the election of the Board, an option may be assignable to the spouse, children and grandchildren of the original optionee and to a trust, partnership or limited liability company, the entire beneficial interest of which is held by one or more of the foregoing.

    Nothing contained in the preceding clauses a, b, or c shall extend the period during which an option may be exercised beyond its stipulated expiry date or the date on which it is otherwise terminated in accordance with the provisions of this Plan.

    If an option is assigned pursuant to the preceding subclause (ii) of clause d, the references in the preceding clauses a, b and c to the termination of employment or death of an optionee shall not relate to the assignee of an option but shall relate to the original optionee. In the event of such assignment, legal personal representatives of the original optionee shall not be entitled to exercise the assigned option, but the assignee of the option or the legal personal representatives of the assignee may exercise the option during the applicable specified period.

7.   EXERCISE OF OPTIONS

    Subject to the provisions of this Plan, an option may be exercised from time to time by delivering to the Corporation at its registered office a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied by payment in cash or certified cheque in full of the purchase price of the shares then being purchased.

8.   ADJUSTMENTS

    Appropriate adjustments in the number of shares optioned and in the option price per share, both as to options granted or to be granted, may be made by the Board in its discretion to give effect to adjustments in the number of Common Shares which result from subdivisions, consolidations or reclassifications of the Common Shares, the payment of share dividends by the Corporation, the reconstruction, reorganization or recapitalization of the Corporation or other relevant changes in the capital of the Corporation. If the Corporation sells all or substantially all of its assets as an entirety or substantially as an entirety, options under this Plan may be exercised, in whole or in part, at any time up to and including (but not after) a date 30 days following the date of completion of such sales or prior to the close of business on the date the option expires, whichever is earlier.

9.   MERGERS

     If the Corporation proposes to amalgamate or merge with another body corporate, the Corporation shall give written notice thereof to optionees in sufficient time to enable them to exercise outstanding options, to the extent they are otherwise exercisable by their terms, prior to the effective date of such amalgamation or merger if they so elect. The Corporation shall use its best efforts to provide for the reservation and issuance by the amalgamated or continuing corporation of an appropriate number of shares, with appropriate adjustments, so as to give effect to the continuance of the options to the extent reasonably practicable. In the event that the Board determines in good faith that such continuance is not in the circumstances practicable, it may upon 30 days' notice to optionees terminate the options.

10.  CHANGE OF CONTROL

     If a "change of control" of the Corporation occurs, each option granted under this Plan may be exercised, in whole or in part, even if such option is not otherwise exercisable by its terms. For purposes of this paragraph 10, a change of control of the Corporation shall be deemed to have occurred if:

     (a) within any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors whose appointment by the Board or nomination for election by shareholders of the Corporation was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose appointment or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

     (b) there occurs an amalgamation, merger, consolidation, wind-up, reorganization or restructuring of the Corporation with or into any other entity, or a similar event or series of such events, other than any such event or series of events which results in securities of the surviving or consolidated corporation representing 50% or more of the combined voting power of the surviving or consolidated corporation's then outstanding securities entitled to vote in the election of directors of the surviving or consolidated corporation being beneficially owned, directly or indirectly, by the persons who were the holders of the Corporation's outstanding securities entitled to vote in the election of directors of the Corporation prior to such event or series of events in substantially the same proportions as their ownership immediately prior to such event of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation;

     (c) 50% or more of the fixed assets (based on book value as shown on the most recent available audited annual or unaudited quarterly consolidated financial statements) of the Corporation are sold or otherwise disposed of (by liquidation, dissolution, dividend or otherwise) in one transaction or series of transactions within any twelve month period;

     (d) any party, including persons acting jointly or in concert with that party, becomes (through a take-over bid or otherwise) the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation, unless in any particular situation the Board determines in advance of such event that such event shall not constitute a change of control; or

     (e) the Board approves and/or recommends that shareholders accept, approve or adopt any transaction that would constitute a change of control under clause b, c or d above.

11.  AMENDMENT OR DISCONTINUANCE OF THIS PLAN

     The Board may amend or discontinue the Plan at any time but, subject to paragraphs 8, 9, and 10, no such amendment may increase the aggregate maximum number of shares that may be subject to option under this Plan, change the manner of determining the minimum option price, extend the option period under any option beyond 10 years or, without the consent of the holder of the option, alter or impair any option previously granted to an optionee under this Plan. Amendments to the Plan require pre-clearance of The Toronto Stock Exchange and the Montreal Exchange.

12.  EVIDENCE OF OPTIONS

     Each option granted under this Plan shall be embodied in a written option agreement between the Corporation and the optionee which shall give effect to the provisions of this Plan.

                 [POTASH CORPORATION OF SASKATCHEWAN INC. LOGO]

PROXY                                    POTASH CORPORATION OF SASKATCHEWAN INC.
--------------------------------------------------------------------------------

FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 1998.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

The undersigned holder of common shares ("Shares") of Potash Corporation of Saskatchewan Inc. (the "Corporation") hereby appoints Charles E. Childers, Chairman, Chief Executive Officer and President, or failing him, Barry E. Humphreys, Senior Vice President, Finance and Treasurer, or failing him, John L.M. Hampton, Senior Vice President, General Counsel and Secretary, or instead of any of the foregoing, _______________________ as proxy for the undersigned to attend, vote and act for and on behalf of the undersigned AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE RAMADA HOTEL, 1ST AVENUE AND 22ND STREET, SASKATOON, SASKATCHEWAN, CANADA ON THURSDAY, THE 7TH DAY OF MAY, 1998 (THE "MEETING") AT 10:30 A.M., and at any adjournments thereof, and hereby revokes any proxy previously given by the undersigned.

1. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM AND TO ATTEND AND ACT ON HIS BEHALF AT THE MEETING, OTHER THAN THE NOMINEES DESIGNATED ABOVE, AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

2. The Shares represented by this proxy will be voted in accordance with any choice specified in this proxy. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ABOVE WILL VOTE SUCH SHARES FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY, FOR THE APPOINTMENT OF DELOITTE & TOUCHE AS AUDITORS OF THE CORPORATION, FOR THE RESOLUTION CONFIRMING THE ADOPTION OF THE AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT AND FOR THE RESOLUTION AMENDING AND CONFIRMING THE STOCK OPTION PLAN - OFFICERS AND KEY EMPLOYEES.

3. If this proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed by the Corporation.

Without limiting the general powers hereby conferred, the Shares represented by this proxy are to be:

1. [ ] VOTED FOR the election as directors of all nominees listed below (except as marked to the contrary below), or

    [ ] WITHHELD FROM VOTING for all nominees listed below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

I. Anderson    W.J. Doyle    D.E. Phillips    J.G. Vicq
D.J. Bourne    W.Z. Estey    P.J. Schoenhals  B.A. Wigmore
C.E. Childers  D. Howe       D.K. Seaman      P.S. Wise
D.J. Cote      J.F. Lardner  E.R. Stromberg

2. Voted FOR [ ], or AGAINST [ ], or WITHHELD FROM VOTING [ ] on, the appointment of Deloitte & Touche as auditors of the Corporation.

3. Voted FOR [ ], or AGAINST [ ], or WITHHELD FROM VOTING [ ] on, the resolution confirming the adoption of the amended and restated Shareholder Rights Agreement.

4. Voted FOR [ ], or AGAINST [ ], or WITHHELD FROM VOTING [ ] on, the resolution amending and confirming the Stock Option Plan - Officers and Key Employees.

Dated the  __________  day of  _____________________________, 1998.

                                      __________________________________________
                                      Name of Shareholder (please print)

                                      __________________________________________
                                      Signature of Shareholder

                                  [POTASH CORPORATION OF SASKATCHEWAN INC. LOGO]